UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2021

Item 1. Report to Stockholders.

(a)

Annual Report
For the Year Ended March 31, 2021

Osterweis Fund
Osterweis Strategic Income Fund
Osterweis Strategic Investment Fund
Osterweis Emerging Opportunity Fund
Osterweis Total Return Fund

Important Notice:

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.osterweis.com/literature, and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

If you would like to receive paper copies and have not done so already, you may elect to receive paper copies of all future reports free of charge by contacting your financial intermediary or, if you invest directly with the Osterweis Funds, calling (866) 236-0050. Your election to receive paper reports will apply to all funds held within your account(s).

Disclosures

Past performance is no guarantee of future results. This commentary contains the current opinions of the author as of the referenced date, which are subject to change at any time. This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Schedules of Investments for complete fund holdings.

No part of this document may be reproduced in any form, or referred to in any other publication, without the express written permission of Osterweis Capital Management.

The S&P 500 Index is an unmanaged index that is widely regarded as the standard for measuring large-cap U.S. stock market performance. This index includes the reinvestment of dividends. The index does not incur expenses and is not available for investment.

The Bloomberg Barclays U.S. Aggregate Bond Index (BC Agg) is an unmanaged index that is widely regarded as a standard for measuring U.S. investment grade bond market performance. The 60/40 blend is composed of 60% S&P 500 and 40% BC Agg and assumes monthly rebalancing.

The Bloomberg Barclays U.S. Universal Bond Index (BC Univ) is an unmanaged index comprising U.S. dollar-denominated, taxable bonds that are rated investment grade or below investment grade.

The Russell 2000 Growth Index is a market capitalization weighted index representing those stocks within the approximately 2000 smallest companies in the universe of U.S. equities that exhibit growth characteristics.

These indices reflect the reinvestment of dividends and/or interest income. These indices do not incur expenses and are not available for investment.

A mortgage-backed security (MBS) is a type of asset-backed security that is secured by a mortgage or collection of mortgages.

All return and currency figures are shown in USD.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

Spread is the difference in yield between a risk-free asset such as a U.S. Treasury bond and another security with the same maturity but of lesser quality.

Alpha is excess returns earned on an investment above the benchmark return.

Asset-Backed Security (ABS) is a type of financial investment that is collateralized by an underlying pool of assets-usually ones that generate a cash flow from debt, such as loans, leases, credit card balances, or receivables.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

A basis point is a unit of measure used in finance to describe the percentage change in the value or rate of a financial instrument. One basis point is equal to 1/100th of 1% or 0.01% (0.0001).

Investment grade and non-investment grade (high yield) categories are determined by credit ratings from Standard and Poor’s and Moody’s, which are private independent rating services that assign grades to bonds to represent their credit quality. The issues are evaluated based on such factors as the bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Standard and Poor’s ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. Moody’s ratings are expressed as letters and numbers ranging from ‘Aaa’, which is the highest grade, to ‘C’, which is the lowest grade. A Standard and Poor’s rating of BBB- or higher is considered investment grade. A Moody’s rating of Baa3 or higher is considered investment grade. A Standard and Poor’s rating below BBB- is considered noninvestment grade. A Moody’s rating below Baa3 is considered non-investment grade.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Osterweis Capital Management.

Neither MSCI, S&P, nor any other party involved in making or compiling the GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.

This document must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the investment company including objectives, risks, charges and expenses.

Osterweis Capital Management is the adviser to the Osterweis Funds, which are distributed by Quasar Distributors, LLC. [OSTE-20210525-0225]

Table of Contents

Letter from the Chief Investment Officers	2
Manager Reviews, Fund Overviews and Schedules of Investments
Osterweis Fund
Portfolio Managers’ Review	4
Fund Overview	5
Schedule of Investments	6
Osterweis Strategic Income Fund
Portfolio Managers’ Review	8
Fund Overview	9
Schedule of Investments	10
Osterweis Strategic Investment Fund
Portfolio Managers’ Review	16
Fund Overview	18
Schedule of Investments	19
Osterweis Emerging Opportunity Fund
Portfolio Managers’ Review	24
Fund Overview	25
Schedule of Investments	26
Osterweis Total Return Fund
Portfolio Managers’ Review	28
Fund Overview	30
Schedule of Investments	31
Financial Statements
Statements of Assets and Liabilities	37
Statements of Operations	38
Statements of Changes in Net Assets
Osterweis Fund	39
Osterweis Strategic Income Fund	40
Osterweis Strategic Investment Fund	41
Osterweis Emerging Opportunity Fund	42
Osterweis Total Return Fund	43
Financial Highlights
Osterweis Fund	44
Osterweis Strategic Income Fund	45
Osterweis Strategic Investment Fund	46
Osterweis Emerging Opportunity Fund	47
Osterweis Total Return Fund	48
Notes to Financial Statements	49
Report of Independent Registered Public Accounting Firm	61
Expense Examples	62
Trustees and Executive Officers	63
Additional Information	67
Privacy Notice	69

Letter from the Chief Investment Officers

April 15, 2021

The past twelve months have been extraordinary. The coronavirus pandemic was much more than a once-in-a-century public health disaster – it was a seismic societal event that upended long established norms and wreaked havoc on the economy. Businesses and consumers spent most of 2020 adjusting to lockdowns, shortages, and travel restrictions in real time. Life didn’t begin to return to normal until January, when the vaccine rollout began in earnest, and we still have a long way to go.

The equity market’s reaction to the unusual events of the past year was somewhat counterintuitive. Following the sharp selloff in February/March, stocks began a protracted rally that continued throughout the entire fiscal year. The S&P 500 increased 56.4% from April 1, 2020 to March 31, 2021.

At first glance, the disconnect between Wall St. and Main St. seems surprising, particularly with unemployment reaching all-time highs last year. Bull markets are supposed to be a reflection of strong underlying economic fundamentals, and clearly that wasn’t the case in 2020.

Nonetheless, in our view there are two important reasons the rally was rational. First, during an extended period of low interest rates, equity valuations tend to rise, and the Federal Reserve slashed short-term rates to zero shortly after the onset of the pandemic. Second, despite overall weakness, large parts of the economy were growing at accelerated rates due to structural changes caused by the pandemic.

During the first three fiscal quarters of this year (April – December), our approach to managing our equity portfolios, including the Osterweis Fund, the equity portion of the Strategic Investment Fund, and the Emerging Opportunity Fund, was to focus on sectors that benefitted the most from the transition to a socially distant economy. We invested in eCommerce platforms and package delivery companies, as online shopping became indispensable. Likewise, we invested in the work-from-home ecosystem, as the massive and sudden increase in remote employment benefitted those technology providers and simultaneously increased demand for internet bandwidth, which helped networking firms, data center providers, and semiconductor companies.

Starting around the new calendar year, as the vaccine rollout gained momentum, the economic outlook finally began to improve. Governments began easing lockdowns, raising hopes for a recovery among the hardest hit industries (travel & leisure, restaurants, etc.), while the Biden administration’s $1.9 trillion stimulus package provided relief directly to individuals and small businesses. As the economy emerged from the depths of the pandemic, investors began rotating out of technology stocks and started buying cyclical companies, which tend to outperform as macro conditions improve. This shift created some short-term volatility but did not derail the rally – it just changed the composition of the stocks that were outperforming.

We also liked the so-called “reopening trade” and started reorienting our portfolios toward more cyclical exposure. In the Osterweis Fund and Strategic Investment Fund, our goal is to strike the right balance between near-term cyclical opportunities and long-term secular growth winners, as we prefer to invest in firms with the ability to outperform over a longer time horizon. In the Emerging Opportunity Fund we added a few growth companies whose share prices were more sensitive to near-term profitability than to longer term financial projections, and we added secular growth companies that have a cyclical dimension to their business.

Fixed income markets did not follow quite the same path as the equity market during the past fiscal year, mostly because the two major market segments - investment grade and high yield – performed very differently. Both started the period well, buoyed by the Fed’s massive quantitative easing (QE) program. But the investment grade market finished the period roughly flat, as it was unable to overcome the headwinds created by rising Treasury yields during the fourth fiscal quarter. High yield bonds, on the other hand, performed well during the entire period as they tend to track the equity markets.

Letter from the Chief Investment Officers

Given the complexities in the market, we believe that fixed income will require a bit of patience in 2021. Yields are still near historic lows while duration is still near all-time highs. In the Strategic Income and Strategic Investment Funds, we have been focusing on higher quality high yield issuers with shorter to intermediate maturities. In our Total Return Fund, we are focusing on opportunities in ABS, non-agency MBS, and corporates.

For our latest investment insights, we invite you to visit www.osterweis.com. Additionally, if you are not currently receiving our quarterly shareholder letters electronically, please send an email to contact@osterweis.com or call (800) 700-3316. Thank you for investing with the Osterweis Funds and for your continued confidence in our management.

Sincerely,

Jim Callinan, CFA	John Osterweis	Larry Cordisco	Carl Kaufman	Eddy Vataru, CFA
CIO –	Co-CIO –	Co-CIO –	CIO –	CIO –
Emerging Growth	Core Equity	Core Equity	Strategic Income	Total Return

____________________

This commentary contains the current opinions of the author as of the date above, which are subject to change at any time. This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed.

Osterweis Fund | Portfolio Managers’ Review

Performance Summary

For the period of April 1, 2020 to March 31, 2021, the Osterweis Fund (the “Fund”) generated a total return of 53.48% versus 56.35% for the S&P 500. (Please see standardized performance in the table following this review.)

Market Review

The past twelve months have been an unusual period in the markets, as equities performed well despite a substantial slowdown in the economy due to Covid-19. The first three fiscal quarters were particularly challenging for industries that relied on in-person customers (brick and mortar retail, travel, entertainment, etc.) but they were a boon to technology companies that provided virtual products and services. Shares of eCommerce and work-from-home stocks surged during the pandemic, igniting a market rally that lasted throughout the entire fiscal year. However, the composition of the rally changed during the fourth fiscal quarter as vaccines became more widely available and the economy began to reopen. Investors rotated out of the technology stocks that had outperformed during the pandemic and began focusing on cyclical companies that tend to do better when the economy is improving.

Portfolio Review

For the twelve-month period ending March 31, 2021, the Fund slightly trailed the S&P 500. The equity portion of the portfolio outperformed the index, but those gains were offset by the Fund’s small cash position, which was a drag on performance. In rapidly rising markets, cash tends to have an outsized impact on returns because it lags the market by a wide margin.

Within the equity portfolio, our security selection was additive to performance, primarily because our positions in information technology, health care, and consumer staples each outperformed their counterparts in the index. Our sector weighting had a slightly positive impact on performance, mostly because we were underweight consumer staples, which was one of the worst performing sectors in the index during the period.

Over 85% of the individual stocks in the Fund and every sector delivered positive absolute returns during the period. Consumer staples and information technology performed the best on a relative basis. Utilities, health care, and communications services also performed well relative to the index. On the downside, our energy, materials, consumer discretionary, real estate, financials, and industrial holdings each lagged the benchmark.

Outlook & Portfolio Positioning

In our view the economic outlook appears favorable, so we have been gradually reorienting toward more exposure to leading cyclical businesses likely to benefit from the recovery, while also maintaining positions in long-term secular growers that have dominant market positions, enjoy pricing power, and operate in industries with great long-term tailwinds.

____________________

Mutual fund investing involves risk. Principal loss is possible.

The Osterweis Fund may invest in medium and smaller sized companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets. The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices, demand and changes in tax code. The Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Investment performance reflects periods during which fee waivers were in effect. In the absence of such waivers, total return would have been reduced.

Osterweis Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended March 31, 2021

						Since Inception
	1 Yr.	3 Yr.	5 Yr.	10 Yr.	15 Yr.	(October 1, 1993)
Osterweis Fund	53.48%	17.87%	14.07%	10.08%	8.07%	10.88%
S&P 500 Index	56.35	16.78	16.29	13.91	10.02	10.28
Gross/Net Expense Ratio as of 3/31/2020: 1.20%/0.96% 1
[1]
As of most recent Prospectus dated June 30, 2020.  Please see the Fund’s Financial Highlights in this report for the most recent expense ratio. The Adviser has contractually agreed to waive certain fees through June 30, 2021.  The net expense ratio is applicable to investors.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 3/31/2021)

This chart illustrates the performance of a hypothetical $10,000 investment made on October 1, 1993 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced (See Note 3). The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for an index.

Sector Allocation (% of Net Assets)

Equities are classified by GICS sector. Bonds are classified by bond type.

Top Ten Equity Holdings (% of Net Assets)
Alphabet, Inc. – Class C	6.6%
Microsoft Corp.	5.3
JPMorgan Chase & Co.	4.3
FedEx Corp.	4.0
Charter Communications, Inc. – Class A	3.5
Danaher Corp.	3.2
Union Pacific Corp.	3.1
Sysco Corp.	3.1
Applied Materials, Inc.	2.9
Visa, Inc. – Class A	2.8
Total	38.8%

Fund holdings are subject to change.

Osterweis Fund | Schedule of Investments at March 31, 2021

Shares		Value
Common Stocks: 97.1%

Aerospace & Defense: 1.6%
80,580	Safran SA – ADR	$2,742,943

Air Freight & Logistics: 4.0%
23,960	FedEx Corp.	6,805,598

Auto Components: 2.3%
28,170	Aptiv PLC – ADR [1]	3,884,643

Banks: 6.7%
24,945	First Republic Bank	4,159,579
47,395	JPMorgan Chase & Co.	7,214,941
		11,374,520
Chemicals: 3.7%
15,455	Air Products & Chemicals, Inc.	4,348,110
13,740	International Flavors &
	Fragrances, Inc.	1,918,241
		6,266,351
Commercial Services & Supplies: 2.6%
41,135	Waste Connections, Inc.	4,441,757

Diversified Consumer Services: 1.9%
18,805	Bright Horizons Family
	Solutions, Inc. [1]	3,224,117

Electric Utilities: 1.8%
40,102	NextEra Energy, Inc.	3,032,112

Equity Real Estate Investment Trusts – REITS: 4.4%
19,795	Crown Castle International Corp.	3,407,313
25,660	PS Business Parks, Inc.	3,966,523
		7,373,836
Food & Staples Retailing: 3.1%
65,370	Sysco Corp.	5,147,234

Health Care Equipment & Supplies: 5.7%
24,270	Danaher Corp.	5,462,692
9,990	Teleflex, Inc.	4,150,445
		9,613,137
Insurance: 2.2%
38,825	The Progressive Corp.	3,712,058

Interactive Media & Services: 6.6%
5,374	Alphabet, Inc. – Class C [1]	11,116,818

Internet & Direct Marketing Retail: 3.8%
12,145	Alibaba Group Holding Ltd. – ADR [1]	2,753,636
1,205	Amazon.com, Inc. [1]	3,728,366
		6,482,002
IT Services: 3.9%
37,125	LiveRamp Holdings, Inc. [1]	1,926,045
22,335	Visa, Inc. – Class A	4,728,990
		6,655,035
Media: 3.5%
9,472	Charter Communications,
	Inc. – Class A [1]	5,844,413
Multiline Retail: 2.5%
20,845	Dollar General Corp.	4,223,614

Oil, Gas & Consumable Fuels: 1.7%
17,785	Pioneer Natural Resources Co.	2,824,614

Pharmaceuticals: 4.0%
18,185	Johnson & Johnson	2,988,704
45,550	Nektar Therapeutics [1]	911,000
33,610	Novartis AG – ADR	2,872,983
		6,772,687
Road & Rail: 5.6%
17,895	Old Dominion Freight Line, Inc.	4,302,137
23,530	Union Pacific Corp.	5,186,247
		9,488,384
Semiconductors & Semiconductor Equipment: 9.5%
51,170	Advanced Micro Devices, Inc. [1]	4,016,845
36,859	Applied Materials, Inc.	4,924,362
43,370	Micron Technology, Inc. [1]	3,825,668
9,350	Monolithic Power Systems, Inc.	3,302,514
		16,069,389
Software: 9.9%
37,795	Microsoft Corp.	8,910,927
13,855	Synopsys, Inc. [1]	3,432,992
32,635	Zendesk, Inc. [1]	4,328,054
		16,671,973
Specialty Retail: 4.6%
11,250	The Home Depot, Inc.	3,434,062
35,780	Ross Stores, Inc.	4,290,380
		7,724,442
Wireless Telecommunication Services: 1.5%
20,195	T-Mobile US, Inc. [1]	2,530,232

Total Common Stocks
(Cost $92,509,912)		164,021,909

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Schedule of Investments at March 31, 2021 (Continued)

Shares	Value
Short-Term Investments: 2.7%

Money Market Funds: 2.7%
4,565,972	Federated Hermes U.S.
Treasury Cash Reserves –
Class I , 0.010% [2]	$4,565,972
Total Money Market Funds
(Cost $4,565,972)	4,565,972
Total Short-Term Investments
(Cost $4,565,972)	4,565,972
Total Investments in Securities: 99.8%
(Cost $97,075,884)	168,587,881
Other Assets in Excess of Liabilities: 0.2%	324,267
Total Net Assets: 100.0%	$168,912,148

ADR – American Depositary Receipt
[1]	Non-income producing security.
[2]	Annualized seven-day effective yield as of March 31, 2021.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Portfolio Managers’ Review

Performance Summary

For the twelve-month period ending March 31, 2021, the Osterweis Strategic Income Fund (the “Fund”) generated a total return of 18.73%, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index (the “BC Agg”), which returned 0.71% over the same period. (Please see standardized performance in the table following this review.) The Fund also outperformed the Bloomberg Barclays U.S. Universal Bond Index (the “BC Univ”), which returned 2.95% over the same period1.

Market Review

During the past twelve months, the performance of the investment grade and high yield bond markets diverged substantially. Both started the period well, buoyed by the Fed’s decisions last March to lower short-term rates to zero and initiate a massive round of quantitative easing (“QE”). But the investment grade market finished the period roughly flat, as it was unable to overcome the headwinds created by rising Treasury yields during the fourth fiscal quarter. High yield bonds, on the other hand, performed well as they tend to track the equity markets, which also had a strong fiscal year.

Portfolio Review

For the twelve months ending March 31, 2021, the Fund significantly outperformed the BC Univ, driven primarily by beneficial sector allocation and secondarily by issue selection. These relative gains were somewhat offset by duration management.

Sector allocation was the largest contributor to the Fund’s relative results, adding 1,300 basis points. Our significant overweight to high yield (71% for the Fund vs. 5% for the index) was a boon to relative performance, as the high yield market did well during the period. Our allocation to equity-sensitive convertibles also provided a substantive boost over the benchmark.

Issue selection also produced a solid contribution to our outperformance during the period, adding over 520 basis points. Most of the value added came from our high yield bonds, though our investment grade picks also gave us a further leg up. Overall, the Fund generated gains in all sectors and double-digit returns in most, boosting both absolute and relative results.

During the past four quarters, corporate bonds, which make up the majority of the Fund, generally fared better on the long end. As the Fund continued to focus on shorter term securities and a more defensive position compared to the benchmark, our duration management detracted from relative returns.

Outlook & Portfolio Positioning

Although the economy is improving as we emerge from the pandemic, we continue to take a cautious approach. The high yield market is not cheap, so rather than stretch for yield in lower quality companies or longer maturity paper, we are focusing on higher quality companies and bonds with shorter to medium maturities. Our healthy combination of short-term positions and cash gives us the flexibility to acquire attractive bonds when opportunities present themselves.

____________________

Mutual fund investing involves risk. Principal loss is possible.

The Osterweis Strategic Income Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Small- and mid-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Higher turnover rates may result in increased transaction costs, which could impact performance. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk. The Fund may invest in municipal securities which are subject to the risk of default.

[1]	The Bloomberg Barclays U.S. Universal Bond Index is used in the above fixed income analysis as its investment universe more closely resembles that of the Fund’s fixed income holdings.

Strategic Income Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended March 31, 2021

						Since Inception
	1 Yr.	3 Yr.	5 Yr.	10 Yr.	15 Yr.	(August 30, 2002)
Osterweis Strategic Income Fund	18.73%	4.78%	6.19%	4.81%	5.84%	6.50%
Bloomberg Barclays U.S. Aggregate Bond Index	0.71	4.65	3.10	3.44	4.29	4.19
Gross/Net Expense Ratio as of 3/31/2020: 0.87% 1
[1]	As of most recent Prospectus dated June 30, 2020. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 3/31/2021)

This chart illustrates the performance of a hypothetical $10,000 investment made on August 30, 2002 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for an index.

Asset Sector Allocation (% of Net Assets)

Equities are classified by GICS sector.  Bonds are classified by bond type.

Top Holdings (% of Net Assets)
Consolidated Energy Finance SA, 3.934%	2.0%
Southeastern Grocers, Inc.	1.9
Avation Capital SA, 8.250%	1.4
Caleres, Inc., 6.250%	1.4
Xerox Holdings Corp., 5.000%	1.4
Donnelley Financial Solutions, Inc., 8.250%	1.4
American Airlines 2012-2 Class C
Pass Through Trust, 4.700%	1.3
XPO Logistics, Inc., 6.250%	1.3
Michael Baker International LLC, 8.750%	1.3
Navistar International Corp., 6.625%	1.3
Total	14.7%

Fund holdings are subject to change.

Strategic Income Fund | Schedule of Investments at March 31, 2021

Shares		Value
Common Stocks: 2.6%

Food & Staples Retailing: 2.0%
7,949,377	Southeastern Grocers, Inc. [1,2]	$101,354,557
61,582,000	Tops Holding, Litigation
	Trust Proceeds [1,2,6]	46,248
		101,400,805
Metals & Mining: 0.6%
823	Real Alloy Holding, Inc. [1,2]	32,902,800

Total Common Stocks
(Cost $146,373,981)		134,303,605

Convertible Preferred Stocks: 1.4%

Media: 0.3%
196,000	ViacomCBS, Inc., 5.750%	13,161,400

Road & Rail: 1.1%
490,000	Daseke, Inc., 7.625%	59,488,936

Total Convertible Preferred Stocks
(Cost $60,662,000)		72,650,336

Principal
Amount
Bonds: 87.4%
Corporate Bonds: 78.8%

Air Freight & Logistics: 1.4%
	Cargo Aircraft Management, Inc.
$4,590,000	4.750%, 02/01/2028	4,742,044
	XPO Logistics, Inc.
64,500,000	6.250%, 05/01/2025	69,179,475
		73,921,519
Airlines: 2.1%
	American Airlines 2012-2
	Class C Pass Through Trust
69,540,000	4.700%, 06/03/2021	69,469,973
	United Airlines Holdings, Inc.
26,346,000	4.250%, 10/01/2022	26,839,988
12,896,000	5.000%, 02/01/2024	13,113,620
		109,423,581
Auto Components: 3.3%
	American Axle & Manufacturing, Inc.
4,900,000	6.250%, 04/01/2025	5,053,125
16,600,000	6.250%, 03/15/2026	17,023,300
40,000,000	6.875%, 07/01/2028	42,012,000
	The Goodyear Tire & Rubber Co.
25,485,000	5.125%, 11/15/2023	25,604,779
53,605,000	9.500%, 05/31/2025	60,171,613
	Real Hero Merger Sub 2, Inc.
23,500,000	6.250%, 02/01/2029	24,293,125
		174,157,942
Automobiles: 1.9%
	Ford Motor Co.
9,000,000	9.625%, 04/22/2030	12,574,305
	Ford Motor Credit Co. LLC
23,405,000	1.048% (3 Month LIBOR
	USD + 0.810%), 04/05/2021 [3]	23,405,000
7,925,000	3.377% (3 Month LIBOR
	USD + 3.140%), 01/07/2022 [3]	8,020,331
12,051,000	4.250%, 09/20/2022	12,448,442
10,000,000	4.687%, 06/09/2025	10,632,000
	Volkswagen Group of
	America Finance LLC
34,000,000	1.141% (3 Month LIBOR
	USD + 0.940%), 11/12/2021 [3]	34,178,263
		101,258,341
Banks: 0.5%
	CIT Group, Inc.
26,720,000	5.000%, 08/15/2022	28,161,277

Beverages: 0.9%
	Primo Water Holdings, Inc.
47,745,000	5.500%, 04/01/2025 [3]	49,131,992

Building Products: 3.0%
	Builders FirstSource, Inc.
13,059,000	6.750%, 06/01/2027	14,022,101
	Griffon Corp.
45,000,000	5.750%, 03/01/2028	48,015,000
	Patrick Industries, Inc.
39,500,000	7.500%, 10/15/2027	43,203,125
	PGT Innovations, Inc.
48,405,000	6.750%, 08/01/2026	51,551,325
		156,791,551
Capital Markets: 2.3%
	Donnelley Financial Solutions, Inc.
67,379,000	8.250%, 10/15/2024	70,411,055
	Oppenheimer Holdings, Inc.
49,250,000	5.500%, 10/01/2025	50,973,750
		121,384,805
Chemicals: 3.9%
	Consolidated Energy Finance SA
103,840,000	3.934% (3 Month LIBOR
	USD + 3.750%), 06/15/2022 [3]	102,827,380
34,500,000	6.875%, 06/15/2025	35,211,563

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2021 (Continued)

Principal
Amount		Value
Chemicals: 3.9% (Continued)
	INEOS Quattro Finance 2 PLC
$32,914,000	3.375%, 01/15/2026	$32,955,142
	Olin Corp.
1,750,000	5.500%, 08/15/2022	1,830,526
6,750,000	9.500%, 06/01/2025	8,336,250
19,296,000	5.625%, 08/01/2029	20,836,400
		201,997,261
Commercial Services & Supplies: 3.9%
	The Brink’s Co.
10,000,000	5.500%, 07/15/2025	10,581,250
	GFL Environmental, Inc.
11,100,000	5.125%, 12/15/2026	11,711,610
19,781,000	8.500%, 05/01/2027	21,820,916
	KAR Auction Services, Inc.
47,718,000	5.125%, 06/01/2025	48,326,405
	Pitney Bowes, Inc.
44,500,000	7.250%, 03/15/2029	44,117,745
	Quad/Graphics, Inc.
29,258,000	7.000%, 05/01/2022	29,008,868
	R.R. Donnelley & Sons Co.
22,311,000	8.875%, 04/15/2021	22,478,332
12,928,000	7.000%, 02/15/2022	13,393,602
		201,438,728
Communications Equipment: 0.6%
	Plantronics, Inc.
30,270,000	5.500%, 05/31/2023	30,454,950

Computers & Peripherals: 3.6%
	CPI CG, Inc.
42,825,000	8.625%, 03/15/2026	44,978,669
	Dell International LLC / EMC Corp.
15,441,000	5.875%, 06/15/2021	15,479,603
	NCR Corp.
34,425,000	5.750%, 09/01/2027	36,490,500
5,750,000	5.000%, 10/01/2028	5,818,281
10,000,000	5.125%, 04/15/2029	10,132,050
	Xerox Holdings Corp.
70,000,000	5.000%, 08/15/2025	72,800,000
		185,699,103
Construction & Engineering: 2.3%
	Michael Baker International LLC
66,404,000	8.750%, 03/01/2023	67,649,075
	Tutor Perini Corp.
48,644,000	6.875%, 05/01/2025	50,361,133
		118,010,208
Construction Materials: 1.1%
	Cemex SAB de CV
4,750,000	7.375%, 06/05/2027	5,385,313
	US Concrete, Inc.
6,567,000	6.375%, 06/01/2024	6,718,862
42,607,000	5.125%, 03/01/2029	43,965,098
		56,069,273
Consumer Finance: 1.8%
	American Express Co.
39,000,000	0.717% (3 Month LIBOR
	USD + 0.525%), 05/17/2021 [3]	39,008,090
	Enova International, Inc.
40,000,000	8.500%, 09/01/2024	41,145,800
	FirstCash, Inc.
15,000,000	4.625%, 09/01/2028	15,395,625
		95,549,515
Distributors: 1.0%
	American Builders & Contractors
	Supply Co., Inc.
47,314,000	5.875%, 05/15/2026	48,948,935
2,468,000	4.000%, 01/15/2028	2,472,171
		51,421,106
Diversified Financial Services: 1.7%
	Aviation Capital Group LLC
30,000,000	1.141% (3 Month LIBOR
	USD + 0.950%), 06/01/2021 [3]	30,002,325
14,420,000	0.882% (3 Month LIBOR
	USD + 0.670%), 07/30/2021 [3]	14,405,877
5,500,000	5.500%, 12/15/2024	6,154,317
	Burford Capital Global Finance LLC
38,650,000	6.250%, 04/15/2028	39,664,563
		90,227,082
Diversified Telecommunication Services: 1.6%
	Lumen Technologies, Inc.
57,818,000	6.450%, 06/15/2021	58,294,999
22,925,000	5.800%, 03/15/2022	23,756,031
		82,051,030
Equity Real Estate Investment Trusts – REITS: 2.1%
	Diversified Healthcare Trust
26,267,000	6.750%, 12/15/2021	26,595,338
	HAT Holdings I LLC /
	HAT Holdings II LLC
41,500,000	5.250%, 07/15/2024	42,930,920
4,000,000	6.000%, 04/15/2025	4,225,000
	Iron Mountain, Inc.
20,000,000	4.500%, 02/15/2031	19,797,000

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2021 (Continued)

Principal
Amount		Value
Equity Real Estate Investment
Trusts – REITS: 2.1% (Continued)
	SL Green Operating Partnership L.P.
$13,150,000	1.174% (3 Month LIBOR
	USD + 0.980%), 08/16/2021 [3]	$13,150,431
		106,698,689
Food & Staples Retailing: 3.7%
	C&S Group Enterprises LLC
39,500,000	5.000%, 12/15/2028	38,512,500
	KeHE Distributors LLC /
	KeHE Finance Corp.
53,420,000	8.625%, 10/15/2026	59,555,020
	SEG Holding LLC /
	SEG Finance Corp.
15,000,000	5.625%, 10/15/2028	15,731,250
	United Natural Foods, Inc.
5,000,000	6.750%, 10/15/2028	5,350,000
	US Foods, Inc.
38,949,000	6.250%, 04/15/2025	41,805,325
29,354,000	4.750%, 02/15/2029	29,390,692
		190,344,787
Food Products: 0.1%
	Simmons Food, Inc. / Simmons
5,000,000	4.625%, 03/01/2029	5,050,100

Health Care Providers & Services: 2.5%
	AMN Healthcare, Inc.
5,000,000	4.625%, 10/01/2027	5,121,875
	Centene Corp.
54,965,000	5.375%, 06/01/2026	57,545,607
21,913,000	5.375%, 08/15/2026	23,170,806
	Owens & Minor, Inc.
36,210,000	4.500%, 03/31/2029	36,436,312
	RP Escrow Issuer LLC
5,000,000	5.250%, 12/15/2025	5,187,500
		127,462,100
Hotels, Restaurants & Leisure: 2.9%
	Carnival Corp.
4,750,000	11.500%, 04/01/2023	5,451,599
23,616,000	7.625%, 03/01/2026	25,400,189
9,500,000	5.750%, 03/01/2027	9,777,495
	International Game Technology PLC
5,000,000	4.125%, 04/15/2026	5,150,400
	NCL Corp. Ltd.
14,750,000	12.250%, 05/15/2024	17,873,312
15,510,000	3.625%, 12/15/2024	14,666,644
7,000,000	5.875%, 03/15/2026	7,104,230
	Six Flags Entertainment Corp.
31,026,000	4.875%, 07/31/2024	31,375,042
	Six Flags Theme Parks, Inc.
7,500,000	7.000%, 07/01/2025	8,130,713
	Travel + Leisure Co.
27,111,000	4.250%, 03/01/2022	27,466,832
		152,396,456
Household Durables: 2.6%
	Empire Communities Corp.
47,250,000	7.000%, 12/15/2025	49,907,812
	Installed Building Products, Inc.
6,750,000	5.750%, 02/01/2028	7,077,780
	Mattamy Group Corp.
24,500,000	5.250%, 12/15/2027	25,709,687
	The New Home Co., Inc.
39,250,000	7.250%, 10/15/2025	40,730,118
	Taylor Morrison Communities, Inc.
9,500,000	5.750%, 01/15/2028	10,494,413
		133,919,810
Industrial Conglomerates: 1.4%
	Icahn Enterprises L.P. /
	Icahn Enterprises Finance Corp.
24,433,000	6.250%, 02/01/2022	24,494,083
5,635,000	4.750%, 09/15/2024	5,860,400
7,283,000	6.375%, 12/15/2025	7,537,905
30,872,000	6.250%, 05/15/2026	32,410,660
		70,303,048
IT Services: 2.6%
	Alliance Data Systems Corp.
15,832,000	4.750%, 12/15/2024	16,277,275
49,250,000	7.000%, 01/15/2026	52,799,694
	KBR, Inc.
20,000,000	4.750%, 09/30/2028	20,340,000
	Unisys Corp.
43,250,000	6.875%, 11/01/2027	47,466,875
		136,883,844
Machinery: 4.0%
	Flowserve Corp.
25,855,000	4.000%, 11/15/2023	27,302,304
	Hillenbrand, Inc.
4,000,000	5.750%, 06/15/2025	4,277,500
	Meritor, Inc.
13,848,000	6.250%, 02/15/2024	14,127,729
	Navistar International Corp.
64,250,000	6.625%, 11/01/2025	66,741,615

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2021 (Continued)

Principal
Amount		Value
Machinery: 4.0% (Continued)
	Wabash National Corp.
$38,641,000	5.500%, 10/01/2025	$39,651,269
	Welbilt, Inc.
55,002,000	9.500%, 02/15/2024	56,755,189
		208,855,606
Media: 1.1%
	Meredith Corp.
25,000,000	6.500%, 07/01/2025	26,900,125
30,630,000	6.875%, 02/01/2026	31,453,181
		58,353,306
Metals & Mining: 3.4%
	Century Aluminum Co.
50,000,000	12.000%, 07/01/2025	53,875,000
	Coeur Mining, Inc.
56,000,000	5.125%, 02/15/2029	53,603,200
	Hecla Mining Co.
49,370,000	7.250%, 02/15/2028	53,011,037
	Real Alloy Holding, Inc.
14,343,157	10.194%, (3 Month LIBOR
	USD + 10.000%) Cash or
	12.194% (3 Month LIBOR
	USD + 12.000%) PIK,
	05/31/2023 [1,3]	14,343,157
		174,832,394
Mortgage Real Estate
Investment Trusts – REITS: 0.4%
	Starwood Property Trust, Inc.
20,900,000	5.000%, 12/15/2021	21,226,562

Oil, Gas & Consumable Fuels: 3.6%
	Aker BP ASA
31,475,000	4.750%, 06/15/2024	32,297,357
	Calumet Specialty Products Partners
	L.P. / Calumet Finance Corp.
28,500,000	11.000%, 04/15/2025 [3]	29,995,965
	Genesis Energy L.P. /
	Genesis Energy Finance Corp.
51,550,000	7.750%, 02/01/2028	51,629,902
	Global Partners L.P. /
	GLP Finance Corp.
30,750,000	7.000%, 08/01/2027	32,498,906
	NGL Energy Operating LLC /
	NGL Energy Finance Corp.
7,500,000	7.500%, 02/01/2026	7,709,546
	Targa Resources Partners L.P. / Targa
	Resources Partners Finance Corp.
31,849,000	4.250%, 11/15/2023	32,059,363
		186,191,039
Paper & Forest Products: 0.7%
	Resolute Forest Products, Inc.
34,750,000	4.875%, 03/01/2026	34,880,312

Pharmaceuticals: 0.9%
	Bayer U.S. Finance II LLC
44,975,000	0.831% (3 Month LIBOR
	USD + 0.630%), 06/25/2021 [3]	45,009,689

Professional Services: 0.2%
	Korn Ferry
9,600,000	4.625%, 12/15/2027 [3]	9,816,000

Specialty Retail: 3.2%
	Caleres, Inc.
72,713,000	6.250%, 08/15/2023	73,440,130
	Ken Garff Automotive LLC
49,795,000	4.875%, 09/15/2028	49,838,571
	Penske Automotive Group, Inc.
19,734,000	3.500%, 09/01/2025	20,223,403
13,170,000	5.500%, 05/15/2026	13,577,282
	Rent-A-Center Inc/TX
9,250,000	6.375%, 02/15/2029	9,828,125
		166,907,511
Textiles, Apparel & Luxury Goods: 0.3%
	The William Carter Co.
13,000,000	5.500%, 05/15/2025	13,889,460
3,000,000	5.625%, 03/15/2027	3,174,375
		17,063,835
Thrifts & Mortgage Finance: 2.9%
	Nationstar Mortgage Holdings, Inc.
13,250,000	6.000%, 01/15/2027	13,769,665
19,350,000	5.500%, 08/15/2028	19,464,649
9,500,000	5.125%, 12/15/2030	9,347,620
	PennyMac Financial Services, Inc.
56,030,000	5.375%, 10/15/2025	58,147,934
	United Wholesale Mortgage LLC
47,500,000	5.500%, 11/15/2025	49,578,125
		150,307,993
Trading Companies & Distributors: 2.1%
	Avation Capital SA
91,500,000	8.250% Cash or 9.000%
	PIK, 10/31/2026 [3]	73,989,188
	Herc Holdings, Inc.
9,500,000	5.500%, 07/15/2027	10,127,713
	WESCO Distribution, Inc.
15,125,000	7.125%, 06/15/2025	16,559,228
9,750,000	7.250%, 06/15/2028	10,923,949
		111,600,078

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2021 (Continued)

Principal
Amount		Value
Transportation Infrastructure: 0.5%
	Signature Aviation US Holdings, Inc.
$25,600,000	4.000%, 03/01/2028	$26,076,416

Wireless Telecommunication Services: 0.7%
	T-Mobile USA, Inc.
8,295,000	6.000%, 03/01/2023	8,357,213
30,000,000	6.000%, 04/15/2024	30,262,500
		38,619,713
Total Corporate Bonds
(Cost $3,996,378,960)		4,099,948,552

Convertible Bonds: 8.3%

Aerospace & Defense: 0.2%
	Parsons Corp.
10,000,000	0.250%, 08/15/2025	11,025,000

Airlines: 0.3%
	Southwest Airlines Co.
8,750,000	1.250%, 05/01/2025	15,066,406

Auto Components: 0.3%
	Horizon Global Corp.
19,287,000	2.750%, 07/01/2022	18,511,700

Automobiles: 0.3%
	Ford Motor Co.
14,500,000	0.000%, 03/15/2026	14,717,500

Construction & Engineering: 0.7%
	Tutor Perini Corp.
35,865,000	2.875%, 06/15/2021	36,380,559

Consumer Finance: 0.1%
	EZCORP, Inc.
9,750,000	2.375%, 05/01/2025	7,988,906

Electronic Equipment,
Instruments & Components: 0.4%
	OSI Systems, Inc.
19,300,000	1.250%, 09/01/2022	20,904,313

Energy Equipment & Services: 0.6%
	Newpark Resources, Inc.
30,180,000	4.000%, 12/01/2021	30,029,100

Entertainment: 0.2%
	Live Nation Entertainment, Inc.
8,500,000	2.000%, 02/15/2025	9,456,250

Health Care Equipment & Supplies: 0.9%
	CONMED Corp.
8,755,000	2.625%, 02/01/2024	13,728,888
	Haemonetics Corp.
17,750,000	0.000%, 03/01/2026	16,906,875
	Integra LifeSciences Holdings Corp.
13,000,000	0.500%, 08/15/2025	14,519,700
		45,155,463
Health Care Technology: 0.2%
	Tabula Rasa HealthCare, Inc.
8,400,000	1.750%, 02/15/2026	8,526,000

Hotels, Restaurants & Leisure: 1.0%
	Carnival Corp.
12,575,000	5.750%, 04/01/2023	35,348,325
	NCL Corp. Ltd.
6,835,000	6.000%, 05/15/2024	15,190,787
		50,539,112
Internet & Direct Marketing Retail: 0.3%
	Etsy, Inc.
6,532,000	0.125%, 10/01/2026	15,476,758

IT Services: 0.2%
	Euronet Worldwide, Inc.
8,680,000	0.750%, 03/15/2049	9,933,175

Machinery: 0.2%
	The Middleby Corp.
7,150,000	1.000%, 09/01/2025	10,094,906

Pharmaceuticals: 0.4%
	Jazz Investments I Ltd.
6,290,000	1.875%, 08/15/2021	6,451,181
6,000,000	1.500%, 08/15/2024	6,506,250
6,650,000	2.000%, 06/15/2026	8,570,188
		21,527,619
Real Estate Management & Development: 0.2%
	Colliers International Group, Inc.
4,750,000	4.000%, 06/01/2025	8,745,937

Semiconductors & Semiconductor Equipment: 0.2%
	Cree, Inc.
4,051,000	0.875%, 09/01/2023	7,484,425
	Rambus, Inc.
5,000,000	1.375%, 02/01/2023	5,981,500
		13,465,925
Software: 1.3%
	Alteryx, Inc.
4,647,000	1.000%, 08/01/2026	4,220,057
	Box, Inc.
5,650,000	0.000%, 01/15/2026	6,423,344

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2021 (Continued)

Principal
Amount		Value
Software: 1.3% (Continued)
	Envestnet, Inc.
$9,490,000	0.750%, 08/15/2025	$9,501,806
	FireEye, Inc.
20,566,000	1.625%, 06/01/2035	20,473,629
	Rapid7, Inc.
10,000,000	0.250%, 03/15/2027	9,781,250
	Tyler Technologies, Inc.
6,750,000	0.250%, 03/15/2026	7,184,531
	Zendesk, Inc.
8,550,000	0.625%, 06/15/2025	11,846,880
		69,431,497
Thrifts & Mortgage Finance: 0.3%
	EZCORP, Inc.
16,285,000	2.875%, 07/01/2024	15,003,371

Total Convertible Bonds
(Cost $356,628,450)		431,979,497

Private Mortgage Backed Obligations: 0.3%

Diversified Financial Services: 0.3%
	HAS Capital Income
	Opportunity Fund II
21,807,000	8.000%, 12/31/2024
	(Cost $21,807,000,
	Acquisition Dates
	06/10/2016, 09/19/2016) [1,5]	16,913,269

Total Private Mortgage Backed Obligations
(Cost $21,807,000)		16,913,269

Total Bonds
(Cost $4,374,814,410)		4,548,841,317

Warrants: 0.0% [7]

Trading Companies & Distributors: 0.0% [7]
1,601,250	Aviation PLC, Warrants
	(Expiration Date 10/31/2026,
	Exercise Price 114.5 GBp) [1,2]	848,561

Total Warrants
(Cost $—)		848,561

Shares
Short-Term Investments: 8.1%

Money Market Funds: 8.1%
210,176,900	Federated Hermes U.S.
	Treasury Cash Reserves –
	Class I, 0.010% [4]	210,176,900
210,176,900	Morgan Stanley Institutional
	Liquidity Funds – Treasury
	Securities Portfolio , 0.010% [4]	210,176,900
Total Money Market Funds
(Cost $420,353,800)		420,353,800
Total Short-Term Investments
(Cost $420,353,800)		420,353,800
Total Investments in Securities: 99.5%
(Cost $5,002,204,190)		5,176,997,620
Other Assets in Excess of Liabilities: 0.5%		26,892,067
Total Net Assets: 100.0%		$5,203,889,687

LIBOR – London Interbank Offered Rate
PIK – Payment In Kind
USD – United States Dollar
[1]	Security is fair valued under the Board of Trustees and is categorized as a Level 3 security. Significant unobservable inputs were used to determine fair value.
[2]	Non-income producing security.
[3]	Variable rate security; rate shown is the rate in effect on March 31, 2021.
[4]	Annualized seven-day effective yield as of March 31, 2021.
[5]	Security considered restricted. As of March 31, 2021, the value of the restricted securities was $16,913,269 or 0.3% of net assets.
[6]	Not a readily marketable security.
[7]	Does not round to 0.1% or (0.1)%.

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Portfolio Managers’ Review

Performance Summary

The Osterweis Strategic Investment Fund (the “Fund”) generated a total return of 43.15% for the twelve-month period ending March 31, 2021, outperforming its blended benchmark, composed of 60% S&P 500 Index (“S&P 500”) and 40% Bloomberg Barclays U.S. Aggregate Bond Index (“BC Agg”), which returned 31.71% over the same period. (Please see standardized performance in the table following this letter.) The Fund also outperformed a blended benchmark composed of 60% S&P 500 and 40% Bloomberg Barclays U.S. Universal Bond Index (“BC Univ”), which returned 32.84% over the same period.1

Market Review

The past twelve months have been an unusual period in the equity markets, as stocks performed well despite a substantial slowdown in the economy due to Covid-19. The first three fiscal quarters were particularly challenging for industries that relied on in-person customers (brick and mortar retail, travel, entertainment, etc.) but they were a boon to technology companies that provided virtual products and services. Shares of eCommerce and work-from-home stocks surged during the pandemic, igniting a market rally that lasted throughout the entire fiscal year. However, the composition of the rally changed during the fourth fiscal quarter as vaccines became more widely available and the economy began to reopen. Investors rotated out of the technology stocks that had outperformed during the pandemic and began focusing on cyclical companies that tend to do better when the economy is improving.

The past year was more complicated in the fixed income markets, as the performance of investment grade and high yield bonds diverged substantially. Both started the period well, buoyed by the Fed’s decisions last March to lower short-term rates to zero and initiate a massive round of quantitative easing (“QE”). But the investment grade market finished the period roughly flat, as it was unable to overcome the headwinds created by rising Treasury yields during the fourth fiscal quarter. High yield bonds, on the other hand, performed well as they tend to track the equity markets.

Portfolio Review

During the twelve-month period ending March 31, 2021, on average 69% of the Fund was allocated to equities, 29% to fixed income, and the rest to cash. Our equity allocation increased during the period from 63% to 71% while fixed income declined from 32% to 28%. Our allocation among these asset classes gave the Fund a solid boost over the blended benchmark during the year.

Equities

For the period, the majority of our individual stocks delivered positive absolute returns, but overall the equites in the Fund slightly trailed the S&P 500. Our security selection detracted somewhat from relative performance, but our sector allocation was additive.

Several sectors in the Fund’s equities outperformed the S&P 500, but those gains were offset by the sectors that lagged, which accounted for the slightly negative impact from security selection. On a relative basis, our best performing sector was consumer staples, which more than doubled the return of its counterpart in the S&P 500. In addition, information technology, utilities, communication services, and health care each delivered positive absolute and relative returns. On the downside, security selection in consumer discretionary, industrials, and financials detracted most from relative performance (though they each delivered very solid absolute returns during the period).

Sector allocation was modestly additive to relative performance. We were substantially underweight consumer staples, which materially lagged the return of the S&P 500, and we were materially overweight industrials, which outperformed the S&P 500, both of which boosted our relative performance. However, we were underweight consumer discretionary, which outperformed S&P 500, and we were materially overweight real estate, which underperformed the equity index.

____________________

[1]	The Bloomberg Barclays U.S. Universal Bond Index is used in the above fixed income analysis as its investment universe more closely resembles that of the Fund’s fixed income holdings.

Strategic Investment Fund | Portfolio Managers’ Review

Fixed Income

During the past fiscal year the fixed income portion of the Fund significantly outperformed the BC Univ, driven primarily by beneficial sector allocation and secondarily by security selection. These relative gains were dampened somewhat by duration management.

Sector allocation was the largest contributor to the relative fixed income results. The high yield sector performed well during the period, buoyed by support from the Fed and a strong equity market. Consequently, our significant overweight to high yield (76% for the fixed income portion of the Fund vs. 5% for the BC Univ) was a boon to relative performance. Our allocation to equity-sensitive convertibles also provided a substantive boost over the fixed income benchmark.

Issue selection also produced a solid contribution to our outperformance during the period. Most of the value added came from our high yield bonds, though our investment grade picks also gave us a further leg up.

During the past four fiscal quarters, corporate bonds, which make up the majority of the Fund’s fixed income exposure, generally fared better on the long end. As we continued to focus on shorter term securities and a more defensive position compared to the fixed income index, our duration management modestly detracted from relative returns.

Outlook & Portfolio Positioning

In our view the economic outlook appears favorable, so we have been gradually reorienting toward more exposure to leading cyclical businesses likely to benefit from the recovery, while also maintaining positions in long-term secular growers that have dominant market positions, enjoy pricing power, and operate in industries with great long-term tailwinds. We have also focused on companies capable of raising dividends over time, as this provides additional protection should inflation become a persistent problem.

We continue to take a cautious approach to fixed income. The high yield market is not cheap, so rather than stretch for yield in lower quality companies or longer maturity paper, we are focusing on higher quality companies and bonds with shorter to medium maturities. Our short-term positions give us the flexibility to acquire attractive bonds when opportunities present themselves.

____________________

Mutual fund investing involves risk. Principal loss is possible.

The Osterweis Strategic Investment Fund may invest in small- and mid-capitalization companies, which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets. The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices, demand and changes in tax code. The Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Higher turnover rates may result in increased transaction costs, which could impact performance. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk. The Fund may also make investments in derivatives that may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used. Investments in preferred securities have an inverse relationship with changes in the prevailing interest rate. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Investment performance reflects periods during which fee waivers were in effect. In the absence of such waivers, total return would have been reduced.

Strategic Investment Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended March 31, 2021

					Since Inception
	1 Yr.	3 Yr.	5 Yr.	10 Yr.	(August 31, 2010)
Osterweis Strategic Investment Fund	43.15%	12.59%	11.66%	9.00%	10.19%
60% S&P 500 Index/40% Bloomberg Barclays U.S. Aggregate Bond Index	31.71	12.24	11.15	9.87	10.82
S&P 500 Index	56.35	16.78	16.29	13.91	15.75
Bloomberg Barclays U.S. Aggregate Bond Index	0.71	4.65	3.10	3.44	3.17
Gross/Net Expense Ratio as of 3/31/2020: 1.21% 1
[1]	As of most recent Prospectus dated June 30, 2020. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 3/31/2021)

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2010 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced (See Note 3). The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for an index.

Asset/Sector Allocation (% of Net Assets)

Equities are classified by GICS sector. Bonds are classified by bond type.

Top Ten Equity Holdings (% of Net Assets)
Microsoft Corp.	4.3%
Alphabet, Inc. – Class C	4.0
JPMorgan Chase & Co.	3.3
FedEx Corp.	2.7
Sysco Corp.	2.6
Chevron Corp.	2.5
PS Business Parks, Inc.	2.4
Union Pacific Corp.	2.3
The Home Depot, Inc.	2.3
Charter Communications, Inc. – Class A	2.1
Total	28.5%

Top Ten Debt Holdings (% of Net Assets)
Carnival Corp., 5.750%	0.8%
Donnelley Financial Solutions, Inc., 8.250%	0.7
Tutor Perini Corp., 6.875%	0.7
Caleres, Inc., 6.250%	0.6
Consolidated Energy Finance SA, 3.934%	0.6
Alliance Data Systems Corp., 7.000%	0.5
Navistar International Corp., 6.625%	0.5
Oppenheimer Holdings, Inc., 5.500%	0.5
Michael Baker International LLC, 8.750%	0.5
R.R. Donnelley & Sons Co., 7.000%	0.4
Total	5.8%

Fund holdings are subject to change.

Strategic Investment Fund | Schedule of Investments at March 31, 2021

Shares		Value
Common Stocks: 70.3%

Aerospace & Defense: 3.0%
12,745	L3Harris Technologies, Inc.	$2,583,157
63,405	Safran SA – ADR	2,158,306
		4,741,463
Air Freight & Logistics: 2.7%
14,850	FedEx Corp.	4,217,994

Auto Components: 1.2%
13,625	Aptiv PLC – ADR [1]	1,878,887

Banks: 4.7%
13,605	First Republic Bank	2,268,634
33,800	JPMorgan Chase & Co.	5,145,374
		7,414,008
Chemicals: 3.4%
10,215	Air Products & Chemicals, Inc.	2,873,888
17,295	International Flavors &
	Fragrances, Inc.	2,414,555
		5,288,443
Commercial Services & Supplies: 2.1%
30,170	Waste Connections, Inc. [1]	3,257,757

Electric Utilities: 1.6%
32,750	NextEra Energy, Inc.	2,476,227

Equity Real Estate Investment Trusts – REITS: 4.4%
18,180	Crown Castle International Corp.	3,129,324
23,985	PS Business Parks, Inc.	3,707,601
		6,836,925
Food & Staples Retailing: 2.8%
18,493	Southeastern Grocers, Inc. [1,2]	235,786
52,340	Sysco Corp.	4,121,252
2,292,000	Tops Holding, Litigation
	Trust Proceeds [1,2,6]	1,721
		4,358,759
Health Care Equipment & Supplies: 3.3%
13,365	Danaher Corp.	3,008,194
5,330	Teleflex, Inc.	2,214,402
		5,222,596
Insurance: 1.9%
31,440	The Progressive Corp.	3,005,978

Interactive Media & Services: 4.0%
3,007	Alphabet, Inc. – Class C [1]	6,220,370

Internet & Direct Marketing Retail: 1.2%
605	Amazon.com, Inc. [1]	1,871,918

IT Services: 1.8%
13,720	Visa, Inc. – Class A	2,904,936

Media: 2.1%
5,401	Charter Communications,
	Inc. – Class A [1]	3,332,525

Metals & Mining: 0.4%
17	Real Alloy Holding, Inc. [1,2]	661,200

Mortgage Real Estate Investment Trusts – REITS: 2.0%
56,460	Hannon Armstrong Sustainable
	Infrastructure Capital, Inc.	3,167,406

Multiline Retail: 1.7%
13,515	Dollar General Corp.	2,738,409

Oil, Gas & Consumable Fuels: 2.5%
38,020	Chevron Corp.	3,984,116

Pharmaceuticals: 3.7%
19,275	Johnson & Johnson	3,167,846
30,880	Novartis AG – ADR	2,639,623
		5,807,469
Road & Rail: 3.9%
9,945	Old Dominion Freight Line, Inc.	2,390,877
16,690	Union Pacific Corp.	3,678,643
		6,069,520
Semiconductors & Semiconductor Equipment: 5.5%
18,810	Advanced Micro Devices, Inc. [1]	1,476,585
17,455	Analog Devices, Inc.	2,706,922
23,255	Applied Materials, Inc.	3,106,868
3,940	Monolithic Power Systems, Inc.	1,391,647
		8,682,022
Software: 5.1%
28,395	Microsoft Corp.	6,694,689
10,450	Zendesk, Inc. [1]	1,385,879
		8,080,568
Specialty Retail: 4.4%
12,035	The Home Depot, Inc.	3,673,684
27,250	Ross Stores, Inc.	3,267,547
		6,941,231
Wireless Telecommunication Services: 0.9%
11,640	T-Mobile US, Inc. [1]	1,458,376

Total Common Stocks
(Cost $67,696,010)		110,619,103

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at March 31, 2021 (Continued)

Shares		Value
Convertible Preferred Stocks: 1.0%

Media: 0.2%
4,000	ViacomCBS, Inc., 5.750%	$268,600

Road & Rail: 0.8%
10,000	Daseke, Inc., 7.625% [3]	1,214,060

Total Convertible Preferred Stocks
(Cost $1,238,000)		1,482,660

Principal
Amount
Bonds: 27.3%
Corporate Bonds: 21.7%

Air Freight & Logistics: 0.4%
	Cargo Aircraft Management, Inc.
$124,000	4.750%, 02/01/2028	128,107
	XPO Logistics, Inc.
500,000	6.250%, 05/01/2025	536,275
		664,382
Airlines: 0.3%
	American Airlines 2012-2
	Class C Pass Through Trust
460,000	4.700%, 06/03/2021	459,537

Auto Components: 1.0%
	American Axle & Manufacturing, Inc.
100,000	6.250%, 04/01/2025	103,125
400,000	6.250%, 03/15/2026	410,200
	The Goodyear Tire & Rubber Co.
500,000	9.500%, 05/31/2025	561,250
	Real Hero Merger Sub 2, Inc.
500,000	6.250%, 02/01/2029	516,875
		1,591,450
Automobiles: 0.4%
	Ford Motor Co.
500,000	9.625%, 04/22/2030	698,572

Building Products: 0.5%
	Patrick Industries, Inc.
500,000	7.500%, 10/15/2027	546,875
	PGT Innovations, Inc.
250,000	6.750%, 08/01/2026	266,250
		813,125
Capital Markets: 1.2%
	Donnelley Financial Solutions, Inc.
1,000,000	8.250%, 10/15/2024	1,045,000
	Oppenheimer Holdings, Inc.
750,000	5.500%, 10/01/2025	776,250
		1,821,250
Chemicals: 1.0%
	Consolidated Energy Finance SA
1,000,000	3.934% (3 Month LIBOR
	USD + 3.750%), 06/15/2022 [3]	990,248
	Olin Corp.
250,000	9.500%, 06/01/2025	308,750
250,000	5.625%, 08/01/2029	269,958
		1,568,956
Commercial Services & Supplies: 1.7%
	GFL Environmental, Inc.
220,000	5.125%, 12/15/2026	232,122
270,000	8.500%, 05/01/2027	297,844
	KAR Auction Services, Inc.
500,000	5.125%, 06/01/2025	506,375
	Pitney Bowes, Inc.
500,000	7.250%, 03/15/2029	495,705
	Quad/Graphics, Inc.
121,000	7.000%, 05/01/2022	119,970
	R.R. Donnelley & Sons Co.
250,000	8.875%, 04/15/2021	251,875
676,000	7.000%, 02/15/2022	700,346
		2,604,237
Communications Equipment: 0.3%
	Plantronics, Inc.
500,000	5.500%, 05/31/2023	503,055

Computers & Peripherals: 0.8%
	CPI CG, Inc.
500,000	8.625%, 03/15/2026	525,145
	NCR Corp.
450,000	5.750%, 09/01/2027	477,000
250,000	5.000%, 10/01/2028	252,969
		1,255,114
Construction & Engineering: 1.1%
	Michael Baker International LLC
700,000	8.750%, 03/01/2023	713,125
	Tutor Perini Corp.
1,000,000	6.875%, 05/01/2025	1,035,300
		1,748,425
Construction Materials: 0.5%
	Cemex SAB de CV
250,000	7.375%, 06/05/2027	283,437
	US Concrete, Inc.
500,000	5.125%, 03/01/2029	515,938
		799,375

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at March 31, 2021 (Continued)

Principal
Amount		Value
Distributors: 0.1%
	American Builders & Contractors
	Supply Co., Inc.
$139,000	4.000%, 01/15/2028	$139,235

Diversified Financial Services: 0.2%
	Burford Capital Global Finance LLC
250,000	6.250%, 04/15/2028 [3]	256,562

Equity Real Estate Investment Trusts – REITS: 0.4%
	HAT Holdings I LLC /
	HAT Holdings II LLC
500,000	5.250%, 07/15/2024	517,240
	SL Green Operating Partnership L.P.
150,000	1.174% (3 Month LIBOR
	USD + 0.980%), 08/16/2021 [3]	150,005
		667,245
Food & Staples Retailing: 1.2%
	C&S Group Enterprises LLC
500,000	5.000%, 12/15/2028	487,500
	KeHE Distributors LLC /
	KeHE Finance Corp.
576,000	8.625%, 10/15/2026	642,151
	United Natural Foods, Inc.
250,000	6.750%, 10/15/2028	267,500
	US Foods, Inc.
500,000	4.750%, 02/15/2029	500,625
		1,897,776
Health Care Providers & Services: 0.2%
	Owens & Minor, Inc.
250,000	4.500%, 03/31/2029	251,563

Hotels, Restaurants & Leisure: 0.7%
	Carnival Corp.
250,000	11.500%, 04/01/2023	286,926
500,000	5.750%, 03/01/2027	514,605
	NCL Corp. Ltd.
250,000	12.250%, 05/15/2024	302,938
		1,104,469
Household Durables: 0.8%
	Empire Communities Corp.
250,000	7.000%, 12/15/2025	264,062
	Mattamy Group Corp.
500,000	5.250%, 12/15/2027	524,688
	The New Home Co., Inc.
500,000	7.250%, 10/15/2025	518,855
		1,307,605
Industrial Conglomerates: 0.5%
	Icahn Enterprises L.P. /
	Icahn Enterprises Finance Corp.
280,000	6.250%, 02/01/2022	280,700
500,000	6.250%, 05/15/2026	524,920
		805,620
IT Services: 0.9%
	Alliance Data Systems Corp.
750,000	7.000%, 01/15/2026	804,056
	Unisys Corp.
500,000	6.875%, 11/01/2027	548,750
		1,352,806
Machinery: 0.9%
	Flowserve Corp.
145,000	4.000%, 11/15/2023	153,117
	Meritor, Inc.
194,000	6.250%, 02/15/2024	197,919
	Navistar International Corp.
750,000	6.625%, 11/01/2025	779,085
	Welbilt, Inc.
300,000	9.500%, 02/15/2024	309,562
		1,439,683
Media: 0.2%
	Meredith Corp.
240,000	6.875%, 02/01/2026	246,450

Metals & Mining: 0.8%
	Coeur Mining, Inc.
500,000	5.125%, 02/15/2029	478,600
	Hecla Mining Co.
500,000	7.250%, 02/15/2028	536,875
	Real Alloy Holding, Inc.
243,104	10.194%, (3 Month LIBOR
	USD + 10.000%) Cash or
	12.194% (3 Month LIBOR
	USD + 12.000%) PIK, 05/31/2023 [2]	243,104
		1,258,579
Oil, Gas & Consumable Fuels: 1.1%
	Aker BP ASA
250,000	4.750%, 06/15/2024	256,532
	Calumet Specialty Products Partners
	L.P. / Calumet Finance Corp.
500,000	11.000%, 04/15/2025	526,245
	Genesis Energy L.P. /
	Genesis Energy Finance Corp.
450,000	7.750%, 02/01/2028	450,697

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at March 31, 2021 (Continued)

Principal
Amount		Value
Oil, Gas & Consumable Fuels: 1.1% (Continued)
	Global Partners L.P. /
	GLP Finance Corp.
$500,000	7.000%, 08/01/2027	$528,438
		1,761,912
Paper & Forest Products: 0.2%
	Resolute Forest Products, Inc.
250,000	4.875%, 03/01/2026	250,938

Pharmaceuticals: 0.2%
	Bayer U.S. Finance II LLC
250,000	0.831% (3 Month LIBOR
	USD + 0.630%), 06/25/2021 [3]	250,193

Professional Services: 0.3%
	Korn Ferry
500,000	4.625%, 12/15/2027	511,250

Specialty Retail: 1.3%
	Caleres, Inc.
1,000,000	6.250%, 08/15/2023	1,010,000
	Ken Garff Automotive LLC
500,000	4.875%, 09/15/2028	500,437
	Rent-A-Center Inc/TX
500,000	6.375%, 02/15/2029	531,250
		2,041,687
Textiles, Apparel & Luxury Goods: 0.2%
	The William Carter Co.
250,000	5.500%, 05/15/2025	267,105

Thrifts & Mortgage Finance: 1.1%
	Nationstar Mortgage Holdings, Inc.
250,000	6.000%, 01/15/2027	259,805
500,000	5.125%, 12/15/2030	491,980
	PennyMac Financial Services, Inc.
500,000	5.375%, 10/15/2025	518,900
	United Wholesale Mortgage LLC
500,000	5.500%, 11/15/2025	521,875
		1,792,560
Trading Companies & Distributors: 0.9%
	Avation Capital SA
500,000	8.250% Cash or 9.000%
	PIK, 10/31/2026 [3]	404,312
	Herc Holdings, Inc.
500,000	5.500%, 07/15/2027	533,037
	WESCO Distribution, Inc.
250,000	7.125%, 06/15/2025	273,707
250,000	7.250%, 06/15/2028	280,101
		1,491,157
Transportation Infrastructure: 0.3%
	Signature Aviation US Holdings, Inc.
400,000	4.000%, 03/01/2028	407,444

Total Corporate Bonds
(Cost $32,659,243)		34,029,317

Convertible Bonds: 5.3%

Airlines: 0.3%
	Southwest Airlines Co.
250,000	1.250%, 05/01/2025	430,469

Auto Components: 0.3%
	Horizon Global Corp.
480,000	2.750%, 07/01/2022	460,705

Automobiles: 0.3%
	Ford Motor Co.
500,000	N/A%, 03/15/2026 [7]	507,500

Construction & Engineering: 0.2%
	Tutor Perini Corp.
250,000	2.875%, 06/15/2021	253,594

Consumer Finance: 0.1%
	EZCORP, Inc.
250,000	2.375%, 05/01/2025	204,844

Electronic Equipment,
Instruments & Components: 0.1%
	OSI Systems, Inc.
230,000	1.250%, 09/01/2022	249,119

Energy Equipment & Services: 0.1%
	Newpark Resources, Inc.
241,000	4.000%, 12/01/2021	239,795

Health Care Equipment & Supplies: 0.3%
	CONMED Corp.
175,000	2.625%, 02/01/2024	274,421
	Haemonetics Corp.
250,000	0.000%, 03/01/2026 [5]	238,125
		512,546
Hotels, Restaurants & Leisure: 1.0%
	Carnival Corp.
425,000	5.750%, 04/01/2023	1,194,675
	NCL Corp. Ltd.
160,000	6.000%, 05/15/2024	355,600
		1,550,275
Internet & Direct Marketing Retail: 0.1%
	Etsy, Inc.
44,000	0.125%, 10/01/2026	104,252

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at March 31, 2021 (Continued)

Principal
Amount		Value
IT Services: 0.3%
	Euronet Worldwide, Inc.
$370,000	0.750%, 03/15/2049	$423,419

Machinery: 0.3%
	The Middleby Corp.
350,000	1.000%, 09/01/2025	494,156

Pharmaceuticals: 0.3%
	Jazz Investments I Ltd.
350,000	2.000%, 06/15/2026	451,063

Real Estate Management & Development: 0.3%
	Colliers International Group, Inc.
250,000	4.000%, 06/01/2025	460,312

Semiconductors & Semiconductor Equipment: 0.1%
	Cree, Inc.
60,000	0.875%, 09/01/2023	110,853

Software: 0.9%
	Rapid7, Inc.
500,000	0.250%, 03/15/2027	489,062
	Tyler Technologies, Inc.
250,000	0.250%, 03/15/2026	266,094
	Zendesk, Inc.
450,000	0.625%, 06/15/2025	623,520
		1,378,676
Thrifts & Mortgage Finance: 0.3%
	EZCORP, Inc.
550,000	2.875%, 07/01/2024	506,715

Total Convertible Bonds
(Cost $6,386,728)		8,338,293

Private Mortgage Backed Obligations: 0.3%

Diversified Financial Services: 0.3%
	HAS Capital Income
	Opportunity Fund II
642,000	8.000%, 12/31/2024
	(Cost $642,000 Acquisition Dates
	06/10/2016, 09/19/2016) [2,5]	497,928
Total Private Mortgage Backed Obligations
(Cost $642,000)		497,928
Total Bonds
(Cost $39,687,971)		42,865,538

Warrants: 0.0% [8]

Trading Companies & Distributors: 0.0% [8]
8,750	Aviation PLC, Warrants
	(Expiration Date 10/31/2026,
	Exercise Price 114.5 GBp) [1,2]	4,637
Total Warrants
(Cost $—)		4,637

Shares
Short-Term Investments: 1.2%

Money Market Funds: 1.2%
1,957,055	Federated Hermes U.S. Treasury
	Cash Reserves – Class I, 0.010% [4]	1,957,055
Total Money Market Funds
(Cost $1,957,055)		1,957,055
Total Short-Term Investments
(Cost $1,957,055)		1,957,055
Total Investments in Securities: 99.8%
(Cost $110,579,036)		156,928,993
Other Assets in Excess of Liabilities: 0.2%		347,922
Total Net Assets: 100.0%		$157,276,915

ADR – American Depositary Receipt
LIBOR – London Interbank Offered Rate
PIK – Payment In Kind
USD – United States Dollar
[1]	Non-income producing security.
[2]	Security is fair valued under the Board of Trustees and is categorized as a Level 3 security. Significant unobservable inputs were used to determine fair value.
[3]	Variable rate security; rate shown is the rate in effect on March 31, 2021.
[4]	Annualized seven-day effective yield as of March 31, 2021.
[5]	Security considered restricted. As of March 31, 2021, the value of the restricted securities was $497,928 or 0.3% of net assets.
[6]	Not a readily marketable security.
[7]	Zero coupon security.
[8]	Does not round to 0.1% or (0.1)%, as applicable.

The accompanying notes are an integral part of these financial statements.

Emerging Opportunity Fund | Portfolio Managers’ Review

Performance Summary

For the period of April 1, 2020 to March 31, 2021, the Osterweis Emerging Opportunity Fund (the “Fund”) generated a total return of 111.27%, outperforming the Russell 2000 Growth Index (the “Russell”), which returned 90.20% over the same period. (Please see standardized performance in the table following this review.)

Market Review

Despite the economic slowdown triggered by Covid-19, the past fiscal year has been a very favorable stretch for small cap stocks. The widespread adoption of social distancing that began last spring substantially increased demand for a variety of virtual services (eCommerce, remote working, online meetings, etc.), which benefitted many smaller technology providers – particularly during the first three fiscal quarters. Small cap growth stocks performed very well until the end of 2020, but the rally began to fade during the fourth fiscal quarter as vaccines became more widely available and investors pivoted to more cyclical companies that directly benefitted from the economic recovery.

Portfolio Review

During the twelve months ending March 31, 2021, the Fund outperformed the Russell primarily due to stock selection. Our top four sectors by weight (representing 87% of the portfolio) posted strong positive absolute and relative performance. Our best performing sector was consumer discretionary, followed by industrials, information technology, and health care, all of which delivered triple digit returns. Two of our top five performing stocks were from the consumer discretionary sector. The remaining three came from information technology, health care, and industrials.

Sector allocation was also additive to performance. We were materially overweight consumer discretionary firms, the second best performing sector in the Russell. In addition, we were underweight health care and utilities, both of which lagged the return of the index.

On the downside, the biggest detractor from relative performance was security selection in financials. Those stocks delivered positive absolute performance, but they lagged the index. Only consumer staples delivered both negative absolute and relative returns (though we only held one stock in this sector, so the impact was negligible). Four of our bottom five performers were from health care. The fifth was from financials.

The fund also maintained an average cash position of 8.4%, which allowed us the flexibility to add new names rapidly when attractive opportunities presented themselves.

Outlook & Portfolio Positioning

Going forward, we expect the economy will continue to improve, further reducing demand for virtual services and reviving some of the industries hit hardest by the pandemic. We have cut our exposure to work-from-home stocks by about half and added growth companies whose share prices are more sensitive to near-term profitability than to longer term financial projections. We have also added companies that have a cyclical dimension to their business. Investing in these types of companies will allow us to take advantage of the so-called “reopening trade” while we continue adding secular growth companies that are well positioned to capitalize on long-term structural shifts in the economy.

____________________

Mutual Fund investing involves risk. Principal loss is possible.

The Osterweis Emerging Opportunity Fund may invest in unseasoned companies, which involve additional risks such as abrupt or erratic price movements. The Fund may invest in small and mid-sized companies, which may involve greater volatility than large-sized companies. The Fund may invest in IPOs and unseasoned companies that are in the early stages of their development and may pose more risk compared to more established companies. The Fund may invest in ETFs, which involve risks that do not apply to conventional Funds. Higher turnover rates may result in increased transaction costs, which could impact performance. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets.

Investment performance reflects periods during which fee waivers were in effect. In the absence of such waivers, total return would have been reduced.

Short-term Fund performance may not be sustainable for the long-term.

Emerging Opportunity Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended March 31, 2021

				Since Inception
	1 Yr.	3 Yr.	5 Yr.	(October 1, 2012)
Osterweis Emerging Opportunity Fund	111.27%	29.45%	28.29%	20.70%
Russell 2000 Growth Index	90.20	17.16	18.61	15.27
Gross/Net Expense Ratio as of 3/31/2020: 1.27%/1.16% 1
[1]
As of most recent Prospectus dated June 30, 2020.  Please see the Fund’s Financial Highlights in this report for the most recent expense ratio. The Adviser has contractually agreed to waive certain fees through June 30, 2021.  The net expense ratio is applicable to investors.

The performance data quoted above represents past performance. Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050. Performance prior to December 1, 2016 is that of another investment vehicle (the “Predecessor Fund”) before the commencement of the Fund’s operations. The Predecessor Fund was converted into the Fund on November 30, 2016. The Predecessor Fund’s performance shown includes the deduction of the Predecessor Fund’s actual operating expenses. In addition, the Predecessor Fund’s performance shown has been recalculated using the management fee that applies to the Fund, which has the effect of reducing the Predecessor Fund’s performance. The Predecessor Fund was not a registered mutual fund and so was not subject to the same operating expenses or investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

Growth of $10K (Inception to 3/31/2021)

This chart illustrates the performance of a hypothetical $10,000 investment made on October 1, 2012 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced (See Note 3). The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for an index.

Sector Allocation (% of Net Assets)

Top Ten Equity Holdings (% of Net Assets)
Meta Financial Group, Inc.	4.8%
Brooks Automation, Inc.	4.5
Marriott Vacations Worldwide Corp.	4.5
Kornit Digital Ltd.	3.9
FirstService Corp.	3.6
Floor & Decor Holdings, Inc.	3.5
Five9, Inc.	3.3
Insulet Corp.	3.3
Spirit Airlines, Inc.	3.3
Bio-Techne Corp.	3.0
Total	37.7%

Fund holdings are subject to change.

Emerging Opportunity Fund | Schedule of Investments at March 31, 2021

Shares		Value
Common Stocks: 93.8%

Aerospace & Defense: 4.8%
33,825	Axon Enterprise, Inc. [1]	$4,817,357
230,740	Kratos Defense & Security
	Solutions, Inc. [1]	6,294,587
		11,111,944
Airlines: 3.3%
205,080	Spirit Airlines, Inc. [1]	7,567,452

Biotechnology: 7.9%
53,890	ALX Oncology Holdings, Inc. [1]	3,973,849
100,691	Iovance Biotherapeutics, Inc. [1]	3,187,877
19,650	Mirati Therapeutics, Inc. [1]	3,366,045
130,055	Replimune Group, Inc. [1]	3,967,978
39,755	Turning Point Therapeutics, Inc. [1]	3,760,425
		18,256,174
Diversified Consumer Services: 2.0%
55,365	Chegg, Inc. [1]	4,742,566

Diversified Telecommunication Services: 1.1%
20,205	Bandwidth, Inc. – Class A [1]	2,560,782

Health Care Equipment & Supplies: 10.4%
86,685	Eargo, Inc. [1]	4,329,916
29,370	Insulet Corp. [1]	7,663,220
559,510	SmileDirectClub, Inc. – Class A [1]	5,768,548
72,095	Tandem Diabetes Care, Inc. [1]	6,362,384
		24,124,068
Health Care Providers & Services: 5.5%
131,175	Accolade, Inc. [1]	5,951,410
150,365	Progyny, Inc. [1]	6,692,746
		12,644,156
Health Care Technology: 1.0%
235,775	Hudson Executive Investment
	Corp. – Class A [1]	2,338,888

Hotels, Restaurants & Leisure: 8.4%
59,580	Marriott Vacations Worldwide Corp.	10,377,644
54,335	Planet Fitness, Inc. – Class A [1]	4,200,095
37,615	Wingstop, Inc.	4,783,500
		19,361,239

Internet & Direct Marketing Retail: 3.7%
23,020	Etsy, Inc. [1]	4,642,443
18,520	Fiverr International Ltd. [1]	4,022,174
		8,664,617
Leisure Products: 1.5%
86,945	Callaway Golf Co.	2,325,779
13,480	Malibu Boats, Inc. – Class A [1]	1,074,086
		3,399,865
Life Sciences Tools & Services: 3.0%
18,245	Bio-Techne Corp.	6,968,313

Machinery: 3.9%
92,405	Kornit Digital Ltd. [1]	9,159,184

Real Estate Management & Development: 3.6%
56,525	FirstService Corp.	8,376,440

Semiconductors & Semiconductor Equipment: 11.1%
128,480	Brooks Automation, Inc.	10,490,392
22,970	Inphi Corp. [1]	4,098,077
29,985	MKS Instruments, Inc.	5,559,819
83,852	Onto Innovation, Inc. [1]	5,509,915
		25,658,203
Software: 14.3%
17,740	Avalara, Inc. [1]	2,367,048
59,505	Cerence, Inc. [1]	5,330,458
33,445	CyberArk Software Ltd. [1]	4,325,776
35,525	Everbridge, Inc. [1]	4,304,920
49,640	Five9, Inc. [1]	7,760,221
72,225	Rapid7, Inc. [1]	5,388,707
61,950	Sprout Social, Inc. – Class A [1]	3,578,232
		33,055,362
Specialty Retail: 3.5%
85,990	Floor & Decor Holdings, Inc. [1]	8,210,325

Thrifts & Mortgage Finance: 4.8%
245,010	Meta Financial Group, Inc.	11,101,403

Total Common Stocks
(Cost $176,353,473)		217,300,981

The accompanying notes are an integral part of these financial statements.

Emerging Opportunity Fund | Schedule of Investments at March 31, 2021 (Continued)

Shares	Value
Short-Term Investments: 5.7%

Money Market Funds: 5.7%
13,297,937	Federated Hermes U.S. Treasury
Cash Reserves – Class I , 0.010% [2]	$13,297,937
Total Money Market Funds
(Cost $13,297,937)	13,297,937
Total Short-Term Investments
(Cost $13,297,937)	13,297,937
Total Investments in Securities: 99.5%
(Cost $189,651,410)	230,598,918
Other Assets in Excess of Liabilities: 0.5%	1,116,169
Total Net Assets: 100.0%	$231,715,087

[1]	Non-income producing security.
[2]	Annualized seven-day effective yield as of March 31, 2021.

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Portfolio Managers’ Review

Performance Summary

For the twelve-month period ending March 31, 2021, the Osterweis Total Return Fund (the “Fund”) generated a total return of 4.25%, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index (the “BC Agg”), which returned 0.71% over the same period.

Market Review

During the past twelve months, the investment grade (“IG”) fixed income market was dominated by the economic and policy repercussions of the coronavirus pandemic. In the first fiscal quarter, IG bonds experienced a strong recovery following the deep selloff in March. Unprecedented support from both the Federal Reserve (the “Fed”) and Congress reversed investor sentiment and restored market confidence. IG spreads tightened considerably, nearly approaching pre-pandemic levels. Markets continued to normalize during both the second and third fiscal quarters as both corporate and mortgage spreads continued to tighten. Throughout the period, the Fed kept short rates near zero, and 10-year Treasury yields hovered near all-time lows.

The fourth fiscal quarter marked a turning point, as widespread distribution of the Covid-19 vaccine and the $1.9 trillion fiscal stimulus program revived some of the sectors hit hardest by the pandemic. The improving economy increased investor appetite for risk assets and stoked concerns about inflation, triggering a selloff in Treasuries. Yields on the 10-year note rose 83 basis points during the quarter, generating significant losses for the BC Agg.

Portfolio Review

During the first fiscal quarter, the Fund outperformed the index, as it was underweight Treasuries, which lagged both corporates and Mortgage-Backed Securities. Additionally, the Fund realized significant outperformance versus the mortgage portion of the index due to security selection. Our corporate position, which also provided a significant portion of our return, oscillated between index weighting to slightly overweight throughout the quarter.

During the second fiscal quarter, the Fund outperformed the BC Agg primarily due to security selection within corporates and MBS. Additionally, the Fund was slightly overweight corporates and substantially underweight Treasuries, which also boosted its relative performance.

During the third fiscal quarter, the Fund outperformed the index due to all three primary sources for alpha generation – duration management, sector allocation, and security selection. Duration hedging reduced the overall risk in the fund and added substantial value against a Treasury index that posted a negative return for the quarter. Our underweight to Treasuries and overweight to corporate bonds also contributed to our outperformance, with current coupon MBS also adding some incremental return. Security selection in corporates was also a strong contributor to performance, as our holdings in this sector outperformed the corporate index.

During the fourth fiscal quarter, our duration management, security selection, and sector allocation once again pushed the Fund ahead of the benchmark. Specifically, our overweight to mortgages versus Treasuries, as well as the performance of our mortgage and corporate assets versus their respective indices, were additive to performance. Finally, our interest rate hedges prevented realization of greater losses.

Total Return Fund | Portfolio Managers’ Review

Outlook & Portfolio Positioning

Looking ahead, we believe the fixed income market in the near-to-medium term will be driven primarily by inflation expectations and concerns about higher rates. In our view these concerns are warranted, as we feel the current wave of monetary and fiscal stimulus could have a very different impact on the economy than was experienced during prior rounds of quantitative easing. We believe the risk of higher rates mandates a shorter duration profile across all asset classes, which we currently maintain.

____________________

Mutual fund investing involves risk. Principal loss is possible.

The Osterweis Total Return Fund may invest fixed income securities which are subject to credit, default, extension, interest rate and prepayment risks. It may also make investments in derivatives that may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. The Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in foreign and emerging market securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets. Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the Fund to be more volatile than if leverage was not used. Investments in preferred securities have an inverse relationship with changes in the prevailing interest rate. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. It may also make investments in derivatives that may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. The Fund may invest in municipal securities which are subject to the risk of default.

Investment performance reflects periods during which fee waivers were in effect. In the absence of such waivers, total return would have been reduced.

Total Return Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended March 31, 2021

			Since Inception
	1 Yr.	3 Yr.	(December 30, 2016)
Osterweis Total Return Fund	4.25%	4.25%	3.84%
Bloomberg Barclays U.S. Aggregate Bond Index	0.71	4.65	3.75
Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Index	1.19	2.95	2.23
ICE BofAML 3-Month Treasury Bill Index	0.12	1.49	1.34
Gross/Net Expense Ratio as of 3/31/2020: 0.67%/0.67% 1
[1]
As of most recent Prospectus dated June 30, 2020.  Please see the Fund’s Financial Highlights in this report for the most recent expense ratio. The Adviser has contractually agreed to waive certain fees through June 30, 2021.  The net expense ratio is applicable to investors.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 3/31/2021)

This chart illustrates the performance of a hypothetical $10,000 investment made on December 30, 2016 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced (See Note 3). The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for an index.

Asset Allocation (% of Net Assets)

Top Ten Debt Holdings (% of Net Assets)
Federal National Mortgage Association &
Federal Home Loan Mortgage Corporation
30 Year Fixed Rate TBA, Series FNCL 2.5 4/21, 2.500%
14.6%
Federal National Mortgage Association &
Federal Home Loan Mortgage Corporation
30 Year Fixed Rate TBA, Series Pool FNCL 3 4/21, 3.000%
5.0
Federal National Mortgage Association &
Federal Home Loan Mortgage Corporation
30 Year Fixed Rate TBA, Series FNCL 2 4/21, 2.000%
4.7
United States Treasury Note/Bond, 0.250%	1.9
United States Treasury Note/Bond, 0.375%	1.9
Morgan Stanley, 4.350%	1.6
CF Hippolyta LLC, Series SORT 2021-1A B1, 1.980%
1.4
Verizon Communications, Inc., 0.750%	1.4
AT&T, Inc., 0.900%	1.3
CLI Funding VIII LLC, 1.640%	1.2
Total	35.0%

Fund holdings are subject to change.

Total Return Fund | Schedule of Investments at March 31, 2021

Principal
Amount		Value
Bonds: 90.0%
Corporate Bonds: 37.8%

Aerospace & Defense: 1.7%
	The Boeing Co.
$1,000,000	1.433%, 02/04/2024	$1,001,843
1,525,000	3.625%, 02/01/2031	1,596,246
	Textron, Inc.
1,000,000	2.450%, 03/15/2031	969,774
		3,567,863
Air Freight & Logistics: 0.4%
	American Airlines 2019-1
	Class B Pass Through Trust
906,385	3.850%, 02/15/2028	826,547

Airlines: 1.0%
	Air Canada 2020-2 Class A
	Pass Through Trust
1,000,000	5.250%, 04/01/2029	1,076,967
	British Airways 2020-1 Class A
	Pass Through Trust
991,295	4.250%, 11/15/2032	1,041,800
		2,118,767
Automobiles: 1.5%
	General Motors Financial Co., Inc.
2,000,000	1.250%, 01/08/2026	1,962,544
	General Motors Co.
1,000,000	6.125%, 10/01/2025	1,176,617
		3,139,161
Banks: 5.0%
	Australia & New Zealand
	Banking Group Ltd.
1,000,000	2.570% (5 Year CMT
	Rate + 1.700%), 11/25/2035	940,350
	Bank of America Corp.
1,500,000	4.250%, 10/22/2026	1,681,915
	Barclays PLC
1,000,000	1.007% (1 Year CMT
	Rate + 0.800%), 12/10/2024	1,000,741
	HSBC Holdings PLC
1,000,000	4.600% (5 Year CMT
	Rate + 3.649%), 12/17/2030 [1,6]	989,750
	JPMorgan Chase & Co.
1,900,000	3.522% (3 Month LIBOR
	USD + 3.320%), 07/01/2021 [1,6]	1,893,825
1,000,000	3.682% (3 Month LIBOR
	USD + 3.470%), 04/30/2021 [1,6]	1,000,537
1,000,000	2.956% (SOFR + 2.515%),
	05/13/2031 [1]	1,018,266
	Standard Chartered PLC
1,000,000	3.265% (5 Year CMT
	Rate + 2.300%), 02/18/2036	971,752
	SVB Financial Group
1,000,000	4.100% (10 Year CMT
	Rate + 3.064%), 02/15/2031 [1,6]	1,006,875
		10,504,011
Capital Markets: 4.0%
	Blackstone Holdings Finance Co. LLC
1,005,000	2.500%, 01/10/2030 [1,6]	1,019,807
	The Charles Schwab Corp.
1,000,000	4.000% (10 Year CMT
	Rate + 3.079%), 12/01/2030 [1,6]	982,900
	Deutsche Bank AG/New York NY
1,000,000	2.129% (SOFR + 1.870%),
	11/24/2026	1,002,674
1,000,000	3.729% (SOFR + 2.757%),
	01/14/2032 [1]	974,383
	Morgan Stanley
3,000,000	4.350%, 09/08/2026	3,393,612
	State Street Corp.
1,000,000	3.031% (SOFR + 1.490%),
	11/01/2034 [1]	1,032,775
		8,406,151
Communications Equipment: 0.4%
	Juniper Networks, Inc.
1,000,000	2.000%, 12/10/2030	921,108

Chemicals: 1.4%
	LYB International Finance III LLC
1,000,000	1.250%, 10/01/2025	987,820
1,000,000	3.625%, 04/01/2051	984,909
	PPG Industries, Inc.
1,000,000	1.200%, 03/15/2026	983,089
		2,955,818
Computers & Peripherals: 0.4%
	Apple, Inc.
1,000,000	2.375%, 02/08/2041	928,027

Diversified Financial Services: 3.0%
	Aviation Capital Group LLC
1,200,000	0.882% (3 Month LIBOR
	USD + 0.670%), 07/30/2021 [1]	1,198,824
1,000,000	5.500%, 12/15/2024	1,118,966
2,000,000	1.950%, 01/30/2026	1,949,080
	Avolon Holdings Funding Ltd.
1,000,000	2.125%, 02/21/2026	956,546
1,000,000	4.250%, 04/15/2026	1,047,898
		6,271,314

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Schedule of Investments at March 31, 2021 (Continued)

Principal
Amount		Value
Diversified Telecommunication Services: 4.3%
	AT&T, Inc.
$2,800,000	0.900%, 03/25/2024	$2,802,615
1,000,000	1.650%, 02/01/2028	967,920
1,000,000	3.500%, 06/01/2041	988,556
	NTT Finance Corp.
1,500,000	1.591%, 04/03/2028	1,464,761
	Verizon Communications, Inc.
2,850,000	0.750%, 03/22/2024	2,853,741
		9,077,593
Electric Utilities: 1.4%
	Berkshire Hathaway Energy Co.
1,000,000	2.850%, 05/15/2051	895,610
	Southern California Edison Co.
2,000,000	1.100%, 04/01/2024	2,001,283
		2,896,893
Equity Real Estate Investment Trusts – REITS: 0.5%
	Boston Properties L.P.
1,000,000	2.550%, 04/01/2032	958,776

Hotels, Restaurants & Leisure: 0.5%
	Marriott International, Inc.
1,000,000	2.850%, 04/15/2031	983,525

Industrial Conglomerates: 0.9%
	Siemens Financieringsmaatschappij NV
2,000,000	2.875%, 03/11/2041	1,937,806

Insurance: 2.2%
	Allianz SE
1,600,000	3.500% (5 Year CMT
	Rate + 2.973%), 11/17/2025 [1,6]	1,628,000
	Belrose Funding Trust
1,000,000	2.330%, 08/15/2030	964,421
	New York Life Insurance Co.
1,000,000	3.750%, 05/15/2050	1,052,352
	SBL Holdings, Inc.
1,000,000	5.000%, 02/18/2031	1,009,591
		4,654,364
Internet & Direct Marketing Retail: 0.7%
	Expedia Group, Inc.
1,500,000	2.950%, 03/15/2031	1,479,286

Media: 0.7%
	Charter Communications Operating
	LLC / Charter Communications
	Operating Capital
1,500,000	3.700%, 04/01/2051	1,401,127

Oil, Gas & Consumable Fuels: 2.3%
	Enterprise Products Operating LLC
1,000,000	3.200%, 02/15/2052	910,808
	Kinder Morgan, Inc.
1,000,000	3.600%, 02/15/2051	930,528
	Phillips 66
2,000,000	1.300%, 02/15/2026	1,978,625
	Total Capital International SA
1,000,000	3.127%, 05/29/2050	940,996
		4,760,957
Pharmaceuticals: 0.9%
	Allergan Finance LLC
1,000,000	3.250%, 10/01/2022	1,027,276
	AstraZeneca PLC
1,000,000	0.700%, 04/08/2026	963,325
		1,990,601
Semiconductors & Semiconductor Equipment: 1.0%
	Microchip Technology, Inc.
2,000,000	0.972%, 02/15/2024	1,997,256

Software: 0.5%
	Oracle Corp.
1,000,000	3.650%, 03/25/2041	1,010,794

Specialty Retail: 0.7%
	Advance Auto Parts, Inc.
500,000	1.750%, 10/01/2027	491,477
	Lowe’s Cos, Inc.
1,000,000	3.500%, 04/01/2051	1,013,161
		1,504,638
Tobacco: 1.5%
	BAT Capital Corp.
2,032,000	4.390%, 08/15/2037	2,128,581
	BAT International Finance PLC
1,000,000	1.668%, 03/25/2026	990,132
		3,118,713
Wireless Telecommunication Services: 0.9%
	T-Mobile USA, Inc.
2,000,000	2.050%, 02/15/2028	1,966,880

Total Corporate Bonds
(Cost $79,879,685)		79,377,976

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Schedule of Investments at March 31, 2021 (Continued)

Principal
Amount		Value
Asset Backed Securities: 8.9%

	American Credit Acceptance
	Receivables Trust 2020-1
$1,680,000	2.190%, 03/13/2026	$1,709,238
	Carvana Auto Receivables
	Trust 2021-N1
1,500,000	1.300%, 01/10/2028	1,502,040
	CF Hippolyta LLC
	Series SORT 2020-1 B1
1,079,402	2.280%, 07/15/2060	1,098,724
	Series SORT 2021-1A B1
3,000,000	1.980%, 03/15/2061	3,000,786
	CLI Funding VIII LLC
2,500,000	1.640%, 02/18/2046	2,447,628
	Credit Acceptance Auto
	Loan Trust 2018-1
250,000	3.770%, 06/15/2027	252,104
	DT Auto Owner Trust 2021-1
500,000	0.840%, 10/15/2026	499,013
	Flagship Credit Auto Trust 2020-4
500,000	1.280%, 02/16/2027	503,108
	HERO Funding Trust 2021-1
1,000,000	2.240%, 09/20/2051	1,008,513
	InStar Leasing III LLC
1,494,432	2.300%, 02/15/2054	1,469,674
	MVW Owner Trust 2015-1
537,781	2.960%, 12/20/2032	539,649
	NP SPEX L.P. 2021-1
1,250,000	2.230%, 03/19/2051	1,244,248
	Progress Residential 2021-SFR1
500,000	1.555%, 04/17/2038	488,009
	TRIP Rail Master Funding LLC 2014-1
400,028	4.085%, 04/15/2044	402,930
	Triton Container Finance VIII LLC
2,000,000	1.860%, 03/20/2046	1,956,489
	Westlake Automobile
	Receivables Trust 2018-2
47,565	3.500%, 01/16/2024	47,624
	Westlake Automobile
	Receivables Trust 2020-1
380,000	2.520%, 04/15/2025	391,240
	Westlake Automobile
	Receivables Trust 2020-3
87,000	1.240%, 11/17/2025	87,828
		18,648,845
Total Asset Backed Securities
(Cost $18,778,137)		18,648,845

Mortgage Backed Securities: 39.6%

	Federal Home Loan Mortgage
	Corporation REMICS: 3.1%
	Series FHR 2512 SI
570,087	7.394% (1 Month LIBOR
	USD + 7.500%), 04/15/2024 [1,2,8]	37,346
	Series FHR 4048 IK
3,461,434	3.000%, 05/15/2027 [2]	195,671
	Series FHR 4093 DS
6,642,244	6.194% (1 Month LIBOR
	USD + 6.300%), 08/15/2027 [1,2,8]	796,279
	Series FHR 4216 EI
3,791,535	3.000%, 06/15/2028 [2]	265,418
	Series FHR 4360 BI
2,051,968	2.500%, 11/15/2028 [2]	91,240
	Series FHR 4341 MI
1,748,249	4.000%, 11/15/2031 [2]	165,326
	Series FHR 4093 IB
2,211,893	4.000%, 08/15/2032 [2]	253,270
	Series FHR 4114 MI
2,658,556	3.500%, 10/15/2032 [2]	286,965
	Series FHR 4170 IU
4,344,181	3.000%, 02/15/2033 [2]	410,047
	Series FHR 3171 OJ
946,100	N/A%, 06/15/2036 [3,7]	831,569
	Series FHR 3824 LS
698,484	6.994% (1 Month LIBOR
	USD + 7.100%), 08/15/2036 [1,2,8]	167,062
	Series FHR 3236 KF
89,829	0.406% (1 Month LIBOR
	USD + 0.300%), 11/15/2036 [1]	90,625
	Series FHR 3339 JS
44,655	42.146% (1 Month LIBOR
	USD + 42.835%), 07/15/2037 [1,8]	91,496
	Series FHR 3380 FM
189,775	0.696% (1 Month LIBOR
	USD + 0.590%), 10/15/2037 [1]	192,731
	Series FHR 4121 IM
1,472,621	4.000%, 10/15/2039 [2]	12,531
	Series FHR 3721 FB
164,008	0.606% (1 Month LIBOR
	USD + 0.500%), 09/15/2040 [1]	166,367
	Series FHR 4105 LS
5,081,551	6.044% (1 Month LIBOR
	USD + 6.150%), 08/15/2041 [1,2,8]	514,628
	Series FHR 3933 QS
2,734,952	5.944% (1 Month LIBOR
	USD + 6.050%), 10/15/2041 [1,2,8]	489,569
	Series FHR 4340 US
1,763,890	6.494% (1 Month LIBOR
	USD + 6.600%), 05/15/2042 [1,2,8]	340,583
	Series FHR 4076 LF
267,806	0.406% (1 Month LIBOR
	USD + 0.300%), 07/15/2042 [1]	268,211

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Schedule of Investments at March 31, 2021 (Continued)

Principal
Amount		Value
	Federal Home Loan Mortgage
	Corporation REMICS: 3.1% (Continued)
	Series FHR 4495 PI
$373,303	4.000%, 09/15/2043 [2]	$38,750
	Series FHR 4313 CS
3,461,180	5.944% (1 Month LIBOR
	USD + 6.050%), 03/15/2044 [1,2,8]	699,702
	Series FHR 4911 IH
1,738,816	4.000%, 04/15/2049 [2]	113,051
		6,518,437
	Federal Home Loan Mortgage
	Corporation Strips: 0.2%
	Series FHS 288 IO
1,997,264	3.000%, 10/15/2027 [2]	131,287
	Series FHS 272 F2
364,740	0.656% (1 Month LIBOR
	USD + 0.550%), 08/15/2042 [1]	369,086
		500,373
	Federal National Mortgage
	Association & Federal Home Loan
	Mortgage Corporation 30 Year
	Fixed Rate TBA: 24.3%
	FNCL 2 4/21
10,000,000	2.000%, 09/25/2050 [9]	9,971,289
	FNCL 2.5 4/21
30,000,000	2.500%, 09/25/2049 [9]	30,765,820
	Pool FNCL 3 4/21
10,000,000	3.000%, 04/15/2043 [9]	10,416,600
		51,153,709
	Federal National Mortgage
	Association Interest Strips: 0.5%
	Pool FNS 419 C1
4,372,432	2.500%, 09/25/2028 [1,2]	275,819
	Pool FNS 419 C2
5,204,404	3.000%, 05/25/2029 [2]	342,441
	Pool FNS 421 C4
2,329,762	4.500%, 01/25/2030 [2]	214,978
	Pool FNS 421 C3
147,910	4.000%, 07/25/2030 [2]	14,145
	Pool FNS 387 7
476,047	5.500%, 04/25/2038 [2]	103,677
		951,060
	Federal National Mortgage
	Association Pool: 2.7%
	FN AL2519
947,408	4.500%, 07/01/2040	1,068,009
	FN AS5460
1,324,249	3.500%, 07/01/2045	1,416,850
	FN AS6520
1,531,503	3.500%, 01/01/2046	1,640,133
	FN MA3101
1,446,407	4.500%, 08/01/2047	1,587,832
		5,712,824
	Federal National Mortgage
	Association REMICS: 5.1%
	Series FNR 1996-45 SI
272,471	7.141% (1 Month LIBOR
	USD + 7.250%), 02/25/2024 [1,2,8]	24,081
	Series FNR 1997-65 SI
688,859	7.893% (1 Month LIBOR
	USD + 8.000%), 09/17/2027 [1,2,8]	99,338
	Series FNR 2012-139 DI
5,369,776	3.000%, 12/25/2027 [2]	275,958
	Series FNR 2013-29 BI
5,959,216	2.500%, 04/25/2028 [2]	353,617
	Series FNR 2015-34 AI
2,187,338	4.500%, 06/25/2030 [2]	60,396
	Series FNR 2010-119 PS
3,748,355	6.591% (1 Month LIBOR
	USD + 6.700%), 09/25/2030 [1,2,8]	517,253
	Series FNR 2016-8 CI
8,159,193	3.000%, 03/25/2031 [2]	630,437
	Series FNR 2013-51 PI
2,688,334	3.000%, 11/25/2032 [2]	259,637
	Series FNR 2014-81 TI
537,348	4.500%, 12/25/2034 [2]	53,811
	Series FNR 2016-24 IB
6,071,704	3.500%, 05/25/2036 [2]	614,184
	Series FNR 2007-2 FT
250,333	0.359% (1 Month LIBOR
	USD + 0.250%), 02/25/2037 [1]	252,145
	Series FNR 2016-78 CS
3,619,997	5.991% (1 Month LIBOR
	USD + 6.100%), 05/25/2039 [1,2,8]	667,039
	Series FNR 2012-82 PS
3,822,285	5.991% (1 Month LIBOR
	USD + 6.100%), 08/25/2041 [1,2,8]	477,498
	Series FNR 2011-100 S
5,375,648	6.341% (1 Month LIBOR
	USD + 6.450%), 10/25/2041 [1,2,8]	1,046,653
	Series FNR 2012-15 SW
4,964,561	5.841% (1 Month LIBOR
	USD + 5.950%), 03/25/2042 [1,2,8]	821,159
	Series FNR 2012-79 FM
182,130	0.559% (1 Month LIBOR
	USD + 0.450%), 07/25/2042 [1]	183,573
	Series FNR 2012-128 ST
1,633,033	6.041% (1 Month LIBOR
	USD + 6.150%), 11/25/2042 [1,2,8]	372,166
	Series FNR 2013-22 TO
668,847	N/A%, 03/25/2043 [3,7]	551,454
	Series FNR 2013-20 QS
6,891,772	6.041% (1 Month LIBOR
	USD + 6.150%), 03/25/2043 [1,2,8]	1,423,183
	Series FNR 2014-37 PI
1,138,780	5.500%, 06/25/2044 [2]	142,770
	Series FNR 2014-50 WS
696,714	6.091% (1 Month LIBOR
	USD + 6.200%), 08/25/2044 [1,2,8]	117,494

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Schedule of Investments at March 31, 2021 (Continued)

Principal
Amount		Value
	Federal National Mortgage
	Association REMICS: 5.1% (Continued)
	Series FNR 2016-83 BS
$512,253	5.991% (1 Month LIBOR
	USD + 6.100%), 11/25/2046 [1,2,8]	$105,835
	Series FNR 2018-51 IO
738,923	6.500%, 07/25/2048 [2]	124,047
	Series FNR 2019-41 SB
1,876,549	5.941% (1 Month LIBOR
	USD + 6.050%), 08/25/2049 [1,2,8]	342,893
	Series FNR 2020-88 QI
12,508,794	2.000%, 05/25/2050 [2]	1,210,704
		10,727,325
	Goldman Sachs Mortgage-Backed
	Securities Corp Trust: 0.5%
	Series GSMBS 2020-PJ4 A2
1,044,461	3.000%, 01/25/2051	1,059,613

	Government National Mortgage
	Association: 1.2%
	Series GNR 2014-74 GI
285,982	4.000%, 05/16/2029 [2]	15,586
	Series GNR 2010-47 BX
373,739	6.444% (1 Month LIBOR
	USD + 6.550%), 08/16/2034 [1,2,8]	44,513
	Series GNR 2011-61 WS
4,137,313	6.359% (1 Month LIBOR
	USD + 6.470%), 02/20/2038 [1,2,8]	776,886
	Series GNR 2010-6 FG
160,423	0.706% (1 Month LIBOR
	USD + 0.600%), 01/16/2040 [1]	162,478
	Series GNR 2016-31 CS
5,650,821	6.139% (1 Month LIBOR
	USD + 6.250%), 07/20/2044 [1,2,8]	1,207,196
	Series GNR 2016-112 WI
6,881,791	1.696%, 03/20/2045 [2]	233,484
		2,440,143
	JP Morgan Mortgage Trust: 0.7%
	Series JPMMT 2014-IVR3 3A1
640,035	2.531%, 09/25/2044	644,396
	Series JPMMT 2020-7 A3
792,950	3.000%, 01/25/2051	802,902
		1,447,298
	Life 2021-BMR Mortgage Trust: 0.5%
	Series LIFE 2021-BMR C
1,000,000	1.206% (1 Month LIBOR
	USD + 1.100%), 03/15/2038 [1]	1,002,651

	Wells Fargo Mortgage Backed
	Securities Trust: 0.8%
	Series WFMBS 2020-3 A3
611,878	3.000%, 06/25/2050	623,555
	Series WFMBS 2020-4 A1
1,086,699	3.000%, 07/25/2050	1,106,769
		1,730,324
Total Mortgage Backed Securities (Cost $85,274,166)		83,243,757

United States Government Securities: 3.7%

	United States Treasury Note/Bond
4,000,000	0.250%, 05/31/2025	3,923,752
4,000,000	0.375%, 01/31/2026	3,899,064
		7,822,816
Total United States Government Securities
(Cost $7,831,719)		7,822,816
Total Bonds
(Cost $191,763,707)		189,093,395

Short-Term Investments: 26.7%
United States Government Securities: 1.0%
	United States Treasury Bill
500,000	0.116%, 08/12/2021 [5,10]	499,965
1,500,000	0.096%, 12/30/2021 [5,10]	1,499,460
		1,999,425
Total United States Government Securities
(Cost $1,998,699)		1,999,425

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Schedule of Investments at March 31, 2021 (Continued)

Shares	Value
Money Market Funds: 25.7%

54,053,509	Morgan Stanley Institutional
Liquidity Funds – Government
Portfolio , 0.026% [4]	$54,053,509
Total Money Market Funds
(Cost $54,053,509)	54,053,509
Total Short-Term Investments
(Cost $56,052,208)	56,052,934
Total Investments in Securities: 116.7%
(Cost $247,815,915)	245,146,328
Liabilities in Excess of Other Assets: (16.7)%	(35,065,686)
Total Net Assets: 100.0%	$210,080,642

CMT – Constant Maturity Treasury Rate
LIBOR – London Interbank Offered Rate
SOFR – Secured Overnight Financing Rate
USD – United States Dollar
[1]	Variable rate security; rate shown is the rate in effect on March 31, 2021.
[2]	Interest only security.
[3]	Principal only security.
[4]	Annualized seven-day effective yield as of March 31, 2021.
[5]	Rate represents the yield to maturity from purchase price.
[6]	Perpetual call date security. Date shown is next call date.
[7]	Zero coupon security.
[8]	Inverse floating rate security. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a ceiling or floor.
[9]	Security purchased on a forward-commitment basis (“TBA Commitments”). As of March 31, 2021, the total value of TBA Commitments was $51,153,710, or 24.3% of net assets.
[10]
The security or a portion of the security has been deposited as initial margin on open futures contracts and another portion is designated as collateral for futures contracts.  As of March 31, 2021, the value of securities designated as collateral was $531,964, or 0.3% of net assets.

Schedule of Futures Contracts at March 31, 2021

The Fund had the following futures contracts outstanding with Credit Suisse.

Short Futures			Unrealized
Contracts	Number of	Notional	Appreciation	Notional
Outstanding	Contracts	Amount	(Depreciation)	Value
US Ultra Long
Bond CBT (06/2021)
	(15)	$(2,731,406)	$13,125	$(2,718,281)
US 5 Year
Note CBT (06/2021)
	(40)	(4,957,500)	21,562	(4,935,938)
US 10 Year
Note (06/2021)	(40)	(5,275,313)	37,813	(5,237,500)
US Long Bond
CBT (06/2021)	(50)	(7,755,938)	26,250	(7,729,688)
US 10 Year
Ultra Future (06/2021)
	(140)	(20,598,125)	481,875	(20,116,250)
		$(41,318,282)	$580,625	$(40,737,657)

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Statements of Assets and Liabilities at March 31, 2021

			Strategic	Emerging
	Osterweis	Strategic	Investment	Opportunity	Total Return
	Fund	Income Fund	Fund	Fund	Fund
ASSETS
Investments in securities, at value (cost $97,075,884,
$5,002,204,190, $110,579,036, $189,651,410, and $247,815,915, respectively)
	$168,587,881	$5,176,997,620	$156,928,993	$230,598,918	$245,146,328
Cash	—	394,437	6,685	—	—
Receivables:
Investment securities sold	—	—	—	3,859,048	45,595,599
Fund shares sold	327,877	16,553,560	4,451	219,596	92,233
Dividends and interest	162,702	65,654,025	768,880	21,637	906,399
Variation margin receivable	—	—	—	—	580,625
Prepaid expenses	12,090	63,400	14,838	20,155	21,341
Total assets	169,090,550	5,259,663,042	157,723,847	234,719,354	292,342,525

LIABILITIES
Payables:
Investment securities purchased	—	49,215,500	250,000	2,374,983	81,320,760
Fund shares redeemed	91	2,372,799	—	383,689	239,325
Distributions to shareholders	—	—	—	—	50,657
Investment advisory fees, net	110,947	3,103,451	130,571	163,508	81,332
Variation margin payable	—	—	—	—	485,780
Administration fees	11,018	252,073	10,675	13,032	14,035
Custody fees	1,439	41,558	1,294	2,610	2,889
Fund accounting fees	5,440	171,973	8,362	6,793	13,314
Transfer agent fees	9,797	485,464	9,152	18,238	16,899
Trustee fees	5,523	27,391	5,460	5,796	5,746
Audit fees	27,100	27,100	24,600	22,100	22,100
Chief Compliance Officer fees	2,861	2,861	2,861	2,861	2,861
Other accrued expenses	4,186	73,185	3,957	10,657	6,185
Total Liabilities	178,402	55,773,355	446,932	3,004,267	82,261,883
NET ASSETS	$168,912,148	$5,203,889,687	$157,276,915	$231,715,087	$210,080,642

COMPUTATION OF NET ASSETS:
Net assets value (unlimited shares authorized)	$168,912,148	$5,203,889,687	$157,276,915	$231,715,087	$210,080,642
Shares (unlimited number of shares
authorized without par value)	7,916,335	457,535,381	8,747,052	11,591,642	20,631,213
Net assets value, offering, and
redemption price per share	$21.34	$11.37	$17.98	$19.99	$10.18

COMPONENTS OF NET ASSETS:
Paid-in capital	$91,072,576	$5,550,978,604	$105,394,462	$159,972,198	$212,613,740
Total distributable (accumulated) earnings (losses)	77,839,572	(347,088,917)	51,882,453	71,742,889	(2,533,098)
Net assets	$168,912,148	$5,203,889,687	$157,276,915	$231,715,087	$210,080,642

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Statements of Operations For the Year Ended March 31, 2021

			Strategic	Emerging
	Osterweis	Strategic	Investment	Opportunity	Total Return
	Fund	Income Fund	Fund	Fund	Fund
INVESTMENT INCOME
Income:
Dividends	$1,582,735	$4,262,689	$1,323,465	$178,713	$—
(net of $22,222, $—, $18,844, $4,586, and $—, respectively, in foreign withholding taxes and issuance fees)
Interest	12,035	224,654,574	2,196,528	4,641	3,526,942
Other income	465	2,408	468	456	477
Total investment income	1,595,235	228,919,671	3,520,461	183,810	3,527,419

EXPENSES
Investment advisory fees	1,430,837	32,892,224	1,338,497	1,680,948	869,916
Administration fees	52,736	1,254,453	50,687	53,799	69,285
Transfer agent fees	30,133	500,433	27,806	28,402	31,808
Sub-transfer agent fees	29,813	3,359,858	21,868	80,697	97,493
Fund accounting fees	27,256	591,073	40,222	29,288	59,527
Audit fees	27,100	27,100	24,600	22,100	22,100
Registration fees	22,996	102,585	14,735	31,737	23,968
Miscellaneous expense	22,847	148,828	13,379	11,404	13,668
Trustee fees	19,917	98,763	19,734	20,437	20,947
Legal fees	12,553	8,381	8,395	8,261	8,334
Chief Compliance Officer fees	10,445	10,445	10,445	10,445	10,445
Custody fees	8,144	224,707	11,966	11,107	17,320
Reports to shareholders	6,979	179,448	3,874	3,722	7,547
Insurance expense	3,059	15,588	3,070	3,018	3,144
Futures commissions merchant interest expense	—	—	—	—	408
Total expenses	1,704,815	39,413,886	1,589,278	1,995,365	1,255,910
Fees (waived) recouped by the Adviser	(345,519)	—	—	(146,407)	—
Net expenses	1,359,296	39,413,886	1,589,278	1,848,958	1,255,910
Net investment income (loss)	235,939	189,505,785	1,931,183	(1,665,148)	2,271,509

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	10,562,854	(1,263,626)	8,741,907	57,176,496	4,002,243
Securities sold short	—	—	—	—	48,047
Futures contracts	—	—	—	—	2,143,957
Change in net unrealized appreciation/depreciation on:
Investments	47,172,471	570,798,110	35,737,880	42,588,285	(2,082,532)
Futures contracts	—	—	—	—	577,813
Net realized and unrealized
gain (loss) on investments	57,735,325	569,534,484	44,479,787	99,764,781	4,689,528
Net increase (decrease) in net
assets resulting from operations	$57,971,264	$759,040,269	$46,410,970	$98,099,633	$6,961,037

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2021	March 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$235,939	$280,202
Net realized gain (loss) on investments and distributions	10,562,854	11,815,025
Change in net unrealized appreciation/depreciation of investments	47,172,471	(14,734,105)
Net increase (decrease) in net assets resulting from operations	57,971,264	(2,638,878)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(8,185,457)	(9,193,655)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares [1]	8,282,947	(5,854,597)
Total increase (decrease) in net assets	58,068,754	(17,687,130)

NET ASSETS
Beginning of year	110,843,394	128,530,524
End of year	$168,912,148	$110,843,394

[1]	A summary of share transactions is as follows:
		Year Ended		Year Ended
		March 31, 2021		March 31, 2020
		Shares	Value	Shares	Value
	Shares sold	769,170	$14,870,833	535,981	$9,270,100
	Shares issued in reinvestment of distributions	387,691	7,780,949	498,900	8,650,926
	Shares redeemed	(789,699)	(14,368,835)	(1,396,816)	(23,775,623)
	Net increase (decrease)	367,162	$8,282,947	(361,935)	$(5,854,597)

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2021	March 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$189,505,785	$229,154,527
Net realized gain (loss) on investments and distributions	(1,263,626)	(135,917,889)
Change in unrealized appreciation/depreciation on investments	570,798,110	(344,362,398)
Net increase (decrease) in net assets resulting from operations	759,040,269	(251,125,760)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(188,057,162)	(231,265,711)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares [1]	637,300,676	(1,063,367,677)
Total increase (decrease) in net assets	1,208,283,783	(1,545,759,148)

NET ASSETS
Beginning of year	3,995,605,904	5,541,365,052
End of year	$5,203,889,687	$3,995,605,904

[1]	A summary of share transactions is as follows:
		Year Ended		Year Ended
		March 31, 2021		March 31, 2020
		Shares	Value	Shares	Value
	Shares sold	135,832,063	$1,491,508,830	100,128,867	$1,093,483,662
	Shares issued in reinvestment of distributions	14,755,280	162,788,234	18,814,566	203,284,360
	Shares redeemed	(93,945,451)	(1,016,996,388)	(219,422,950)	(2,360,135,699)
	Net increase (decrease)	56,641,892	$637,300,676	(100,479,517)	$(1,063,367,677)

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2021	March 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$1,931,183	$2,107,215
Net realized gain (loss) on investments and distributions	8,741,907	3,724,036
Change in net unrealized appreciation/depreciation of investments	35,737,880	(12,349,151)
Net increase (decrease) in net assets resulting from operations	46,410,970	(6,517,900)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(5,020,422)	(4,748,760)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares [1]	5,882,656	(10,438,787)
Total increase (decrease) in net assets	47,273,204	(21,705,447)

NET ASSETS
Beginning of year	110,003,711	131,709,158
End of year	$157,276,915	$110,003,711

[1]	A summary of share transactions is as follows:
		Year Ended		Year Ended
		March 31, 2021		March 31, 2020
		Shares	Value	Shares	Value
	Shares sold	753,175	$12,702,042	296,588	$4,452,109
	Shares issued in reinvestment of distributions	216,644	3,665,617	235,941	3,550,910
	Shares redeemed	(672,361)	(10,485,003)	(1,295,646)	(18,441,806)
	Net increase (decrease)	297,458	$5,882,656	(763,117)	$(10,438,787)

The accompanying notes are an integral part of these financial statements.

Emerging Opportunity Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2021	March 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(1,665,148)	$(816,399)
Net realized gain (loss) on investments and distributions	57,176,496	4,759,738
Change in unrealized appreciation/depreciation on investments	42,588,285	(12,017,714)
Net increase (decrease) in net assets resulting from operations	98,099,633	(8,074,375)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(20,661,011)	(6,684,032)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares [1]	64,056,767	7,965,134
Total increase (decrease) in net assets	141,495,389	(6,793,273)

NET ASSETS
Beginning of year	90,219,698	97,012,971
End of year	$231,715,087	$90,219,698

[1]	A summary of share transactions is as follows:
		Year Ended		Year Ended
		March 31, 2021		March 31, 2020
		Shares	Value	Shares	Value
	Shares sold	4,651,315	$88,828,433	1,623,096	$20,575,382
	Shares issued in reinvestment of distributions	642,334	12,782,445	248,001	2,998,331
	Shares redeemed	(2,313,252)	(37,554,111)	(1,300,840)	(15,608,579)
	Net increase (decrease)	2,980,397	$64,056,767	570,257	$7,965,134

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2021	March 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$2,271,509	$3,433,687
Net realized gain (loss) on investments and futures contracts	6,194,247	(651,242)
Change in net unrealized appreciation/depreciation on investments and futures contracts	(1,504,719)	(16,311)
Net increase (decrease) in net assets resulting from operations	6,961,037	2,766,134

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(6,398,924)	(4,527,891)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares [1]	51,265,652	53,444,593
Total increase (decrease) in net assets	51,827,765	51,682,836

NET ASSETS
Beginning of year	158,252,877	106,570,041
End of year	$210,080,642	$158,252,877

[1]	A summary of share transactions is as follows:
		Year Ended		Year Ended
		March 31, 2021		March 31, 2020
		Shares	Value	Shares	Value
	Shares sold	9,805,224	$101,532,320	9,912,327	$101,153,293
	Shares issued in reinvestment of distributions	376,805	3,914,132	190,028	1,937,926
	Shares redeemed	(5,258,112)	(54,180,800)	(4,904,248)	(49,646,626)
	Net increase (decrease)	4,923,917	$51,265,652	5,198,107	$53,444,593

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Financial Highlights

For a capital share outstanding throughout each year

	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$14.68	$16.25	$19.15	$26.07	$25.14

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	0.03	0.04	0.08	0.09	0.06
Net realized and unrealized gain (loss) on investments	7.75	(0.31)	1.24	1.67	2.70
Total from investment operations	7.78	(0.27)	1.32	1.76	2.76

LESS DISTRIBUTIONS:
From net investment income	(0.10)	(0.07)	(0.76)	(1.49)	(0.29)
From net realized gain	(1.02)	(1.23)	(3.46)	(7.19)	(1.54)
Total distributions	(1.12)	(1.30)	(4.22)	(8.68)	(1.83)
Net asset value, end of year	$21.34	$14.68	$16.25	$19.15	$26.07
Total return	53.48%	(2.88)%	9.86%	5.94%	11.33%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$168.9	$110.8	$128.5	$161.8	$244.3
Portfolio turnover rate	37%	35%	43%	47%	50%

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	1.19%	1.19%	1.17%	1.14%	1.11%
After fees/expenses waived or recouped	0.95%	0.95%	0.95%	1.12%[2]	1.11%

RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	(0.08)%	(0.02)%	0.21%	0.36%	0.25%
After fees/expenses waived or recouped	0.16%	0.22%	0.43%	0.38%[2]	0.25%

[1]	Calculated based on average shares outstanding during the period.
[2]
Effective January 1, 2018 the Adviser agreed to contractually limit expenses for the Fund to not exceed 0.95% of average net assets. Prior to January 1, 2018, Fund expenses were not subject to an expense limitation agreement.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Financial Highlights

For a capital share outstanding throughout each year

	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.97	$11.05	$11.27	$11.26	$10.57

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	0.45	0.47	0.50	0.51	0.57
Net realized and unrealized gain (loss) on investments	1.40	(1.06)	(0.21)	0.00 [2]	0.69
Total from investment operations	1.85	(0.59)	0.29	0.51	1.26

LESS DISTRIBUTIONS:
From net investment income	(0.45)	(0.49)	(0.51)	(0.50)	(0.57)
Total distributions	(0.45)	(0.49)	(0.51)	(0.50)	(0.57)
Net asset value, end of year	$11.37	$9.97	$11.05	$11.27	$11.26
Total return	18.73%	(5.63)%	2.67%	4.64%	12.18%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$5,203.9	$3,995.6	$5,541.4	$6,058.0	$5,414.0
Portfolio turnover rate	60%	40%	46%	53%	37%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets	0.86%	0.86%	0.84%	0.84%	0.84%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Ratio of net investment income (loss) to average net assets	4.14%	4.32%	4.52%	4.49%	5.17%

[1]	Calculated based on average shares outstanding during the period.
[2]	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Financial Highlights

For a capital share outstanding throughout each year

	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.02	$14.30	$14.87	$14.77	$13.32

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	0.23	0.23	0.28	0.39	0.43
Net realized and unrealized gain (loss) on investments	5.35	(0.96)	0.44	0.49	1.53
Total from investment operations	5.58	(0.73)	0.72	0.88	1.96

LESS DISTRIBUTIONS:
From net investment income	(0.11)	(0.18)	(0.37)	(0.50)	(0.51)
From net realized gain	(0.51)	(0.37)	(0.92)	(0.28)	—
Total distributions	(0.62)	(0.55)	(1.29)	(0.78)	(0.51)
Net asset value, end of year	$17.98	$13.02	$14.30	$14.87	$14.77
Total return	43.15%	(5.67)%	5.69%	5.86%	14.91%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$157.3	$110.0	$131.7	$178.9	$196.4
Portfolio turnover rate	51%	51%	47%	55%	53%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets	1.19%	1.20%	1.19%	1.15%	1.15%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Ratio of net investment income (loss) to average net assets	1.44%	1.57%	1.91%	2.56%	3.06%

[1]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.

Emerging Opportunity Fund | Financial Highlights

For a capital share outstanding throughout each year/period

					Period from
	Year Ended March 31,				November 30, 2016
					through
	2021	2020	2019	2018	March 31, 2017 [1]
Net asset value, beginning of year/period	$10.48	$12.06	$11.73	$10.62	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [2]	(0.18)	(0.10)	(0.11)	(0.12)	(0.05)
Net realized and unrealized gain (loss) on investments	11.81	(0.70)	1.25	3.26	0.67
Total from investment operations	11.63	(0.80)	1.14	3.14	0.62

LESS DISTRIBUTIONS:
From net realized gain	(2.12)	(0.78)	(0.81)	(2.03)	—
Total distributions	(2.12)	(0.78)	(0.81)	(2.03)	—
Net asset value, end of year/period	$19.99	$10.48	$12.06	$11.73	$10.62
Total return	111.27%	(7.60)%	11.12%	31.21%	6.30%[3]

SUPPLEMENTAL DATA:
Net assets, end of year/period (millions)	$231.7	$90.2	$97.0	$63.4	$43.8
Portfolio turnover rate	111%	213%	215%	208%	62%[3]

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	1.19%	1.24%	1.22%	1.29%	1.60%[4]
After fees/expenses waived or recouped	1.10%[6]	1.13%[6]	1.25%[5]	1.27%[5]	1.50%[4]

RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	(1.08)%	(0.88)%	(0.88)%	(1.04)%	(1.48)%[4]
After fees/expenses waived or recouped	(0.99)%[6]	(0.77)%[6]	(0.91)%[5]	(1.02)%[5]	(1.38)%[4]

[1]	Commenced operations on November 30, 2016. Information presented is from the period November 30, 2016 to March 31, 2017.
[2]	Calculated based on average shares outstanding during the period.
[3]	Not Annualized.
[4]	Annualized.
[5]
Effective June 30, 2017 the Adviser agreed to contractually limit expenses for the Fund to not exceed 1.25% of average net assets. Prior to June 30, 2017, Fund expenses were limited to 1.50% of average net assets.

[6]
Effective June 30, 2019 the Adviser agreed to contractually limit expenses for the Fund to not exceed 1.10% of average net assets. Prior to June 30, 2017, Fund expenses were limited to 1.25% of average net assets.

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Financial Highlights

For a capital share outstanding throughout each year/period

					Period from
	Year Ended March 31,				December 30, 2016
					through
	2021	2020	2019	2018	March 31, 2017 [1]
Net asset value, beginning of year/period	$10.08	$10.14	$9.93	$10.23	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [2]	0.12	0.26	0.33	0.35	0.04
Net realized and unrealized gain (loss) on investments	0.31	0.01	0.23	(0.26)	0.22
Total from investment operations	0.43	0.27	0.56	0.09	0.26

LESS DISTRIBUTIONS:
From net investment income	(0.14)	(0.28)	(0.34)	(0.35)	(0.03)
From net realized gain	(0.19)	(0.05)	(0.01)	(0.04)	—
Total distributions	(0.33)	(0.33)	(0.35)	(0.39)	(0.03)
Net asset value, end of year/period	$10.18	$10.08	$10.14	$9.93	$10.23
Total return	4.25%	2.74%	5.78%	0.89%	2.65%[3]

SUPPLEMENTAL DATA:
Net assets, end of year/period (millions)	$210.1	$158.3	$106.6	$102.2	$46.8
Portfolio turnover rate	616%	214%	163%	138%	27%[3]

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	0.65%	0.66%	0.67%	0.70%	2.55%[4]
After fees/expenses waived or recouped	0.65%	0.66%	0.67%	0.75%	0.75%[4]

RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	1.18%	2.51%	3.27%	3.47%	(0.30)%[4]
After fees/expenses waived or recouped	1.18%	2.51%	3.26%	3.42%	1.50%[4]

[1]	Commenced operations on December 30, 2016. Information presented is from the period December 30, 2016 to March 31, 2017.
[2]	Calculated based on average shares outstanding during the period.
[3]	Not Annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Notes to Financial Statements at March 31, 2021

Note 1 – Organization

The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund, Osterweis Emerging Opportunity Fund and Osterweis Total Return Fund (each a “Fund”, collectively the “Funds”) are diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Funds commenced operations on October 1, 1993, August 30, 2002, August 31, 2010, November 30, 2016 and December 30, 2016, respectively.

The investment objective of the Osterweis Fund is to attain long-term total returns, which it seeks by investing primarily in equity securities. The investment objective of the Osterweis Strategic Income Fund is to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation, which it seeks by investing primarily in income bearing securities. The investment objective of the Osterweis Strategic Investment Fund is to attain long-term total returns and capital preservation, which it seeks by investing in both equity and fixed income securities that the Adviser believes can deliver attractive long-term returns and enhanced capital preservation. The investment objective of the Osterweis Emerging Opportunity Fund is to attain long-term capital appreciation. The investment objective of the Osterweis Total Return Fund is to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation. Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC may be referred to individually or collectively as the “Adviser” or “Advisers” throughout this report.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities which may include REITs, BDCs and MLPs that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the evaluated mean price supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Valuation Committee.

Futures contracts are priced by an approved independent pricing service. Futures contracts are valued at the settlement price on the exchange on which they are principally traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees (the “Board”). Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

Osterweis Funds | Notes to Financial Statements at March 31, 2021 (Continued)

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments and derivative positions as of March 31, 2021:

Osterweis Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks [1]	$164,021,909	$—	$—	$164,021,909
Short-Term Investments	4,565,972	—	—	4,565,972
Total Assets:	$168,587,881	$—	$—	$168,587,881

[1] See Schedule of Investments for industry breakouts.

Osterweis Strategic Income Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks [1]	$—	$—	$134,303,605	$134,303,605
Convertible Preferred Stocks [1]	13,161,400	59,488,936	—	72,650,336
Corporate Bonds [1,2]	—	4,085,605,395	14,343,157	4,099,948,552
Convertible Bonds [1]	—	431,979,497	—	431,979,497
Private Mortgage
Backed Obligations [1]	—	—	16,913,269	16,913,269
Warrants [1]	—	—	848,561	848,561
Short-Term Investments	420,353,800	—	—	420,353,800
Total Assets:	$433,515,200	$4,577,073,828	$166,408,592	$5,176,997,620

[1] See Schedule of Investments for industry breakouts.
[2] See Schedule of Investments for disclosure of Level 3 securities.

Osterweis Funds | Notes to Financial Statements at March 31, 2021 (Continued)

The following is a reconciliation of the Osterweis Strategic Income Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Common	Corporate	Private Mortgage
	Stocks	Bonds	Backed Obligations	Warrants	Total
Balance as of March 31, 2020	$93,547,212	$135,158,322	$14,488,745	$—	$243,194,279
Acquisitions	—	466,604	—	848,561	1,315,165
Dispositions	—	(70,404,700)	—	—	(70,404,700)
Accrued discounts/premiums	—	65,811	—	—	65,811
Realized gain (loss)	—	260,344	—	—	260,344
Change in unrealized
appreciation/depreciation	40,756,393	18,266,749	2,424,524	—	61,447,666
Transfer in and/or out of Level 3 [1]	—	(69,469,973)	—	—	(69,469,973)
Balance as of March 31, 2021	$134,303,605	$14,343,157	$16,913,269	$848,561	$166,408,592
Change in unrealized
appreciation/depreciation
for Level 3 investments
held at March 31, 2021	$40,756,393	$(65,811)	$2,424,524	$—	$43,115,106

[1]	Transfers were made into Level 2 and out of Level 3 due to the security being an evaluated price from a pricing service.

	Fair Value
Type of Security	at 3/31/21	Valuation Techniques	Unobservable Input	Input Value(s)
Common Stocks		Market Comparable	Discount Rate,
		Approach	EBITDA Multiple	3.0%/5.5x
		Broker Quotes	Market Data	$12.75
	$134,303,605	Estimated Proceeds	Market Data	$0.0007514
Corporate Bonds	$14,343,157	Issue Price	Market Data	$100.00
Private Mortgage
Backed Obligations	$16,913,269	Discounted Cash Flow	Adjustment to yield	344 bps
Warrants	$848,561	Black Scholes	Volatility	45%

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement. Increases in the adjustment to yield would decrease price and decreases in the adjustment to yield would increase price.

The Trust’s valuation procedures have been adopted by the Trust’s Board, which has established a Valuation Committee to oversee valuation techniques. The Board ratifies valuation techniques quarterly.

Osterweis Strategic
Investment Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks [1]	$109,720,396	$—	$898,707	$110,619,103
Convertible Preferred Stocks [1]	268,600	1,214,060	—	1,482,660
Corporate Bonds [1]	—	33,786,213	243,104	34,029,317
Convertible Bonds [1]	—	8,338,293	—	8,338,293
Private Mortgage
Backed Obligations [1]	—	—	497,928	497,928
Warrants [1]	—	—	4,637	4,637
Short-Term Investments	1,957,055	—	—	1,957,055
Total Assets:	$111,946,051	$43,338,566	$1,644,376	$156,928,993

[1] See Schedule of Investments for industry breakouts.

Osterweis Funds | Notes to Financial Statements at March 31, 2021 (Continued)

The following is a reconciliation of the Osterweis Strategic Investment Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Common	Corporate	Private Mortgage
	Stocks	Bonds	Backed Obligations	Warrants	Total
Balance as of March 31, 2020	$803,897	$1,862,498	$426,550	$—	$3,092,945
Acquisitions	—	7,908	—	4,637	12,545
Dispositions	—	(1,450,300)	—	—	(1,450,300)
Accrued discounts/premiums	—	1,431	—	—	1,431
Realized gain (loss)	—	6,636	—	—	6,636
Change in unrealized
appreciation/depreciation	94,810	274,468	71,378	—	440,656
Transfer in and/or out of Level 3 [1]	—	(459,537)	—	—	(459,537)
Balance as of March 31, 2021	$898,707	$243,104	$497,928	$4,637	$1,644,376
Change in unrealized
appreciation/depreciation
for Level 3 investments
held at March 31, 2021	$94,810	$(1,431)	$71,378	$—	$164,757

[1]	Transfers were made into Level 2 and out of Level 3 due to the security being an evaluated price from a pricing service.

	Fair Value
Type of Security	at 3/31/21	Valuation Techniques	Unobservable Input	Input Value(s)
Common Stocks		Market Comparable	Discount Rate,
		Approach	EBITDA Multiple	3.0%/5.5x
		Broker Quotes	Market Data	$12.75
	$898,707	Estimated Proceeds	Market Data	$0.0007514
Corporate Bonds	$243,104	Issue Price	Market Data	$100.00
Private Mortgage
Backed Obligations	$497,928	Discounted Cash Flow	Adjustment to yield	344 bps
Warrants	$4,637	Black Scholes	Volatility	45%

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement. Increases in the adjustment to yield would decrease price and decreases in the adjustment to yield would increase price.

The Trust’s valuation procedures have been adopted by the Trust’s Board which has established a Valuation Committee to oversee valuation techniques. The Board ratifies valuation techniques quarterly.

Osterweis Emerging
Opportunity Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks [1]	$217,300,981	$—	$—	$217,300,981
Short-Term Investments	13,297,937	—	—	13,297,937
Total Assets:	$230,598,918	$—	$—	$230,598,918

[1] See Schedule of Investments for industry breakouts.

Osterweis Funds | Notes to Financial Statements at March 31, 2021 (Continued)

Osterweis Total Return Fund	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds [1]	$—	$79,377,976	$—	$79,377,976
Asset Backed Securities	—	18,648,845	—	18,648,845
Mortgage Backed Securities	—	83,243,757	—	83,243,757
United States
Government Securities [2]	—	7,822,816	—	7,822,816
Short-Term Investments	54,053,509	1,999,425	—	56,052,934
Total Assets:	$54,053,509	$191,092,819	$—	$245,146,328
Other Financial Instruments [3]:
Interest Rate Contracts – Futures	$580,625	$—	$—	$580,625

[1]	See Schedule of Investments for industry breakouts.
[2]	See schedule of investments for security type breakouts.
[3]
Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures contracts, which are presented at the net unrealized appreciation/(depreciation) on the investment.

The Funds have provided additional disclosures below regarding derivatives and hedging activity intending to improve financial reporting by enabling investors to understand how and why the Funds use futures contracts (a type of derivative), how they are accounted for and how they affect an entity’s results of operations and financial position. The Funds may use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose values depend on, or are derived from, the value of an underlying asset, reference rate or index. The Funds may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

The average notional amount for futures contracts is based on the monthly notional amounts. The notional amount for futures contracts represents the U.S. dollar value of the contract as of the day of opening the transaction or latest contract reset date. The Osterweis Total Return Fund’s average notional value of futures contracts outstanding during the year ended March 31, 2021, was $16,850,239. The following tables show the effects of derivative instruments on the financial statements.

Statements of Assets and Liabilities

Fair values of derivative instruments as of March 31, 2021:

Osterweis Total Return Fund

	Asset Derivatives as of		Liability Derivatives as of
	March 31, 2021		March 31, 2021
	Balance Sheet		Balance Sheet
Instrument	Location	Fair Value	Location	Fair Value
Interest Rate	Variation		Variation
Contracts – Futures	margin receivable	$580,625	margin payable	$485,780

Statements of Operations

The effect of derivative instruments on the Statements of Operations for the year ended March 31, 2021:

Osterweis Total Return Fund

Change in Unrealized
	Location of Gain (Loss)	Realized Gain	Appreciation/Depreciation
	on Derivatives	(Loss) on Derivatives	on Derivatives
Instrument	Recognized in Income	Recognized in Income	Recognized in Income
Interest Rate	Realized and Unrealized
Contracts – Futures	Gain (Loss) on Investments	$2,143,957	$577,813

Osterweis Funds | Notes to Financial Statements at March 31, 2021 (Continued)

The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Emerging Opportunity Fund did not have derivatives activity during the year ended March 31, 2021.

B.
Foreign Currency. Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Funds include foreign exchange gains and losses from dividends receivable, interest receivable and other foreign currency denominated payables and receivables in Change in net unrealized appreciation/depreciation on foreign currency translation and Net realized gain (loss) on foreign currency translation. The Funds do not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included in Change in net unrealized appreciation/depreciation on investments and Net realized gain (loss) on investments.

C.
Futures Contracts. Each Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. The purchase of futures contracts may be more efficient or cost-effective than buying the underlying securities or assets. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Upon entering into a futures contract, each Fund is required to pledge to the counterparty an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange or the broker. Pursuant to a contract entered into with a futures commission merchant, each Fund agrees to receive from or pay to the firm an amount of cash equal to the cumulative daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Each Fund will cover its current obligations under futures contracts by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. The Funds’ use of futures contracts may involve risks that are different from, or possibly greater than, the risk associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of the futures contracts may not correlate perfectly, or at all, with the value of the assets, reference rates or indices that they are designed to track. Other risks include: an illiquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Funds’ initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that a counterparty will not perform its obligations. The Osterweis Total Return Fund had futures contracts activity during the year ended March 31, 2021. Realized and unrealized gains and losses are included in the Statements of Operations. The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Emerging Opportunity Fund did not have futures contracts activity during the year ended March 31, 2021.

D.
To-be-announced (“TBA”) Commitments. Each Fund may enter into TBA purchase commitments. In a TBA transaction, the TBA unit price and the estimated principal amount are established when a Fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, which can be 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. The Funds may enter into TBA sale commitments to hedge their portfolio positions or to sell securities they own under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, a Fund realizes a gain or

Osterweis Funds | Notes to Financial Statements at March 31, 2021 (Continued)

loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered. The Osterweis Total Return Fund had TBAs during the year ended March 31, 2021. The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Emerging Opportunity Fund did not have TBA’s during the year ended March 31, 2021.

Statements of Assets and Liabilities

Fair values of TBA Commitments as of March 31, 2021:

Osterweis Total Return Fund

	Asset TBAs as of		Liability TBAs as of
	March 31, 2021		March 31, 2021
	Balance Sheet		Balance Sheet
Instrument	Location	Fair Value	Location	Fair Value
TBA Commitments	Receivable for		Payable for investment
	investment securities sold	$20,305,078	securities purchased	$71,483,203

Statements of Operations

The effect of TBA Commitments on the Statements of Operations for the year ended March 31, 2021:

Osterweis Total Return Fund

Change in Unrealized
	Location of Gain	Realized Gain	Appreciation/Depreciation
	(Loss) on TBAs	(Loss) on TBAs	on TBAs
Instrument	Recognized in Income	Recognized in Income	Recognized in Income
TBA Commitments	Realized and Unrealized
	Gain (Loss) on Investments	$666,992	$(42,302)

E.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year. Net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of the Fund’s next taxable year.

As of the fiscal year end March 31, 2021, there were no late-year or post-October losses for the Funds.

As of the fiscal year end March 31, 2021, the Funds had the following capital loss carryovers available for federal income tax purposes:

Capital Loss Carryovers
	Short-Term	Long-Term
Osterweis Fund	$—	$—
Osterweis Strategic Income Fund	(8,092,848)	(520,504,102)
Osterweis Strategic Investment Fund	—	—
Osterweis Emerging Opportunity Fund	—	—
Osterweis Total Return Fund	—	—

Osterweis Funds | Notes to Financial Statements at March 31, 2021 (Continued)

As of March 31, 2021, the Funds did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts; however, as of March 31, 2021, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

F.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on an identified cost basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs and MLPs are generally comprised of ordinary income, capital gains and may include return of capital. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

G.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Osterweis Fund, Osterweis Strategic Investment Fund and Osterweis Emerging Opportunity Fund normally are declared and paid on an annual basis. Distributions to shareholders from net investment income for the Osterweis Strategic Income Fund normally are declared and paid on a quarterly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis. Distributions to shareholders from net investment income for the Osterweis Total Return Fund normally are declared and paid on a monthly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

H.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

I.
Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.

J.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

K.
Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Board approved Liquidity Risk management Program (“LRMP”) that requires, among other things, that the Funds limit their illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If at any time the Adviser determines that the value of illiquid investments held by the Funds exceeds 15% of each Funds’ net asset value, the Adviser will report the occurrence to the Trust as soon as practicable after the occurrence is observed, but no less than within one business day of verification of the occurrence. The information provided on any such report shall include an explanation of the extent and causes of the occurrence, the duration of the occurrence, and how the Adviser intends to bring the Funds’ illiquid investments back within the 15% limit within a reasonable period of time. The Adviser shall notify the Trust if the amount of the Funds’ illiquid investments that are assets remain above the 15% limit 30 calendar days from the initial occurrence (and at each consecutive 30 day period thereafter).

Osterweis Funds | Notes to Financial Statements at March 31, 2021 (Continued)

L.
Offsetting Agreements. The Funds are subject to various netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all transactions governed under a single agreement with a counterparty. The following table presents derivative financial instruments that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of March 31, 2021:

Osterweis Total Return Fund

		Gross Amounts	Net Amounts		Cash
		Offset in the	Presented in		Collateral
	Gross	Statements of	the Statements of	Financial	Pledged	Net
Description	Amounts	Assets and Liabilities	Assets and Liabilities	Instruments	(Received)	Amount
Assets
Interest Rate
Contracts – Futures [1]	$580,625	$580,625	$94,845	$—	$—	$94,845
TBA Commitments [2]	10,008,594	10,008,594	—	—	—	—
TBA Commitments [1]	10,296,484	10,296,484	—	—	—	—

Liabilities
Interest Rate
Contracts – Futures [1]	485,780	485,780	0	—	—	—
TBA Commitments [2]	30,703,906	30,703,906	20,695,312	—	—	20,695,312
TBA Commitments [1]	30,452,344	30,452,344	20,155,860	—	—	20,155,860
TBA Commitments [3]	10,326,953	—	10,326,953	—	—	10,326,953

[1]	Counterparty is Credit Suisse.
[2]	Counterparty is Wells Fargo.
[3]	Counterparty is Morgan Stanley.

M.
Restricted Cash. Restricted cash represents amounts that are held by third parties under certain of the Fund’s derivative transactions. Such cash is excluded from cash and equivalents in the Statements of Assets and Liabilities. Interest income earned on restricted cash is recorded in other income on the Statements of Operations.

N.
Recently Issued Accounting Pronouncements. In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848)-Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

O.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2021, the following adjustments were made:

	Distributable (Accumulated)
	Earnings (Losses)	Paid-In Capital
Osterweis Fund	$(538,056)	$538,056
Osterweis Strategic Income Fund	—	—
Osterweis Strategic Investment Fund	(166,234)	166,234
Osterweis Emerging Opportunity Fund	(1,882,230)	1,882,230
Osterweis Total Return Fund	(349,430)	349,430

The permanent differences primarily relate to equalization or disposition of certain partnership investments.

P.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined that there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

Osterweis Funds | Notes to Financial Statements at March 31, 2021 (Continued)

Note 3 – Commitments and Other Related Party Transactions

The Advisers provide the Funds with investment management services under separate Investment Advisory Agreements (the “Advisory Agreements”). Under the Advisory Agreements, the Advisers furnish all investment advice, office space, certain administrative services, and most of the personnel needed by each Fund. As compensation for their services, the Advisers are entitled to a monthly fee. For the Osterweis Fund, the Adviser is entitled to a monthly fee at an annual rate of 1.00% of the average daily net assets up to $250 million and 0.75% of the average daily net assets greater than $250 million. For the Osterweis Strategic Income Fund, the Adviser is entitled to a monthly fee at an annual rate of 1.00% of the average daily net assets up to $250 million, 0.75% of the average daily net assets from $250 million to $2.5 billion, and 0.65% of the average daily net assets greater than $2.5 billion. For the Osterweis Strategic Investment Fund, the Adviser is entitled to a monthly fee at the annual rate of 1.00% for the average daily net assets up to $500 million and 0.75% for the average daily net assets greater than $500 million. For the Osterweis Emerging Opportunity Fund, the Adviser is entitled to a monthly fee at an annual rate of 1.00% of the average daily net assets up to $500 million, 0.85% of the average daily net assets from $500 million to $1 billion, and 0.75% of the average daily net assets greater than $1 billion. For the Osterweis Total Return Fund, the Adviser is entitled to a monthly fee at an annual rate of 0.45% of the average daily net assets. The amount of investment advisory fees incurred by the Funds for the year ended March 31, 2021 is disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Adviser, net of any waiver or reimbursement discussed below.

The Adviser has contractually agreed to limit the annual ratio of expenses (Expense Cap) for the Osterweis Fund, Osterweis Emerging Opportunity Fund and Osterweis Total Return Fund by reducing all or a portion of their fees and reimbursing Fund expenses so that each Fund’s ratios of expenses to average net assets will not exceed 0.95%, 1.10% and 0.75%, respectively. Prior to June 30, 2019 expenses for the Osterweis Emerging Opportunity Fund were limited to 1.25% of average net assets. Each Operating Expenses Limitation Agreement has an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Fund, upon sixty (60) days’ written notice to the Adviser. Any fees waived and/or any Fund expenses absorbed by the Adviser pursuant to an agreed-upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, any time before the end of the third year following the fee waiver and/or expense absorption, provided the aggregate amount of the Fund’s current operating expenses for such year does not exceed the lesser expense cap in place at the time of waiver or at the time of reimbursement. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursements of fees and/or expenses. Any such reimbursement is also contingent upon Board review and approval. Any amount due from the Adviser is paid monthly to the Funds, if applicable. For the year ended March 31, 2021, the Adviser waived $345,519 in fees in the Osterweis Fund and $146,407 in fees in the Osterweis Emerging Opportunity Fund. As of March 31, 2021, the remaining cumulative amount the Adviser may be reimbursed is $964,964 for Osterweis Fund and $269,003 for Osterweis Emerging Opportunity Fund.

The Adviser may recapture a portion of the above no later than the years as stated below:

	March 31, 2022	March 31, 2023	March 31, 2024	Total
Osterweis Fund	$307,423	$312,022	$345,519	$964,964
Osterweis Emerging Opportunity Fund	—	122,596	146,407	269,003

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), acts as the Funds’ administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Funds to Fund Services for these services for the year ended March 31, 2021, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank N.A. serves as custodian to the Funds. U.S. Bank N.A. is an affiliate of Fund Services.

The Funds have entered into Sub-Transfer Agent Arrangements (the “Arrangements”). All Arrangements must be approved by the Board. For the year ended March 31, 2021, the Sub-Transfer Agent Fees and Transfer Agent Fees incurred by the Funds are disclosed in the Statements of Operations.

Osterweis Funds | Notes to Financial Statements at March 31, 2021 (Continued)

Note 4 – Purchases and Sales of Securities

For the year ended March 31, 2021, the cost of purchases and proceeds from sales and maturities of securities, excluding short-term investments, were as follows:

	Purchases	Sales
Osterweis Fund	$51,579,042	$50,809,743
Osterweis Strategic Income Fund	2,839,177,152	2,406,200,451
Osterweis Strategic Investment Fund	73,932,043	65,952,019
Osterweis Emerging Opportunity Fund	205,027,484	168,602,662
Osterweis Total Return Fund	1,163,577,879	1,112,397,572

For the year ended March 31, 2021, the cost of purchases and proceeds from sales and maturities of long-term U.S. Government securities included above were as follows:

	Purchases	Sales
Osterweis Total Return Fund	$182,940,759	$165,902,290

The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Emerging Opportunity Fund did not purchase or sell U.S. Government securities during the year ended March 31, 2021.

Note 5 – Distributions to Shareholders

The tax character of distributions paid during the year ended March 31, 2021, and the year ended March 31, 2020, was as follows:

	Ordinary Income
	March 31, 2021	March 31, 2020
Osterweis Fund	$731,863	$932,763
Osterweis Strategic Income Fund	188,057,162	231,265,711
Osterweis Strategic Investment Fund	945,892	1,693,879
Osterweis Emerging Opportunity Fund	16,776,530	—
Osterweis Total Return Fund	6,398,924	4,527,891

	Long-Term Capital Gains [1]
	March 31, 2021	March 31, 2020
Osterweis Fund	$7,453,594	$8,260,892
Osterweis Strategic Income Fund	—	—
Osterweis Strategic Investment Fund	4,074,530	3,054,881
Osterweis Emerging Opportunity Fund	3,884,481	6,684,032
Osterweis Total Return Fund	—	—

[1]	Designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

Osterweis Funds | Notes to Financial Statements at March 31, 2021 (Continued)

The cost basis of investments for federal income tax purposes at fiscal year end, March 31, 2021, was as follows:

			Strategic	Emerging
	Osterweis	Strategic	Investment	Opportunity	Total Return
	Fund	Income Fund	Fund	Fund	Fund
Cost of investments	$97,075,884	$5,006,883,398	$110,579,036	$189,801,555	$247,835,724
Gross tax unrealized appreciation	72,350,661	228,765,416	47,307,739	50,316,053	1,932,607
Gross tax unrealized depreciation	(838,664)	(58,651,194)	(957,782)	(9,518,690)	(4,622,003)
Net tax unrealized
appreciation/depreciation	71,511,997	170,114,222	46,349,957	40,797,363	(2,689,396)
Undistributed ordinary income	1,459,601	11,393,811	3,418,331	21,552,756	155,721
Undistributed long-term capital gain	4,867,974	—	2,114,165	9,398,432	—
Total distributable earnings	6,327,575	11,393,811	5,532,496	30,951,188	155,721
Other accumulated gain/(loss)	—	(528,596,950)	—	(5,662)	577
Total distributable (accumulated)
earnings (losses)	$77,839,572	$(347,088,917)	$51,882,453	$71,742,889	$(2,533,098)

The tax difference between book basis and tax basis unrealized appreciation is attributable primarily to partnership adjustments and wash sale deferrals.

Note 6 – Credit Facility

U.S. Bank N.A. has made available to the Funds credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. Credit facility details for the year ended March 31, 2021, are as follows:

Osterweis
		Osterweis	Osterweis	Emerging	Osterweis
		Strategic	Strategic	Opportunity	Total Return
	Osterweis Fund	Income Fund	Investment Fund	Fund	Fund
Maximum available credit	$15,000,000	$250,000,000	$15,000,000	$8,000,000	$10,000,000
Largest amount outstanding
on an individual day	—	—	—	—	—
Average balance when in use	—	—	—	—	—
Credit facility outstanding as of
March 31, 2021	—	—	—	—	—
Average interest rate when in use	—	—	—	—	—

Interest expenses for the year ended March 31, 2021, are disclosed in the Statements of Operations, as applicable.

Note 7 – Risks Associated with the Discontinuation of the London Interbank Offered Rate (“LIBOR”)

The Funds invest significantly in corporate bonds that have interest rate provisions linked to LIBOR. LIBOR is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for such loans. It is expected that a number of private-sector banks currently reporting information used to set LIBOR will stop doing so after 2021 when their current reporting commitment ends, which could either cause LIBOR to stop publication immediately or cause LIBOR’s regulator to determine that its quality has degraded to the degree that it is no longer representative of its underlying market. The expected discontinuation of LIBOR may impact the functioning, liquidity, and value of these

Note 8 – (COVID-19) Pandemic

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance. Please refer to the Funds’ prospectus for information regarding the Funds’ principal risks.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Professionally Managed Portfolios
and Shareholders of the Osterweis Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund, Osterweis Emerging Opportunity Fund, and Osterweis Total Return Fund (the “Funds”), each a series of Professionally Managed Portfolios (the “Trust”), including the schedules of investments, as of March 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended (with respect to Osterweis Emerging Opportunity Fund, the financial highlights for each of the four years in the period then ended and for the period November 30, 2016 to March 31, 2017, and with respect to Osterweis Total Return Fund, the financial highlights for each of the four years in the period then ended and for the period December 30, 2016 to March 31, 2017), and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for periods stated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
June 1, 2021

Osterweis Funds | Expense Examples For the Six Months Ended March 31, 2021

As a shareholder of the Funds, you incur ongoing costs, including investment advisory fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2020– March 31, 2021).

Actual Expenses

The “Actual” line for each of the following tables provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee. An Individual Retirement Account will be charged an annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of their strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds may vary. These expenses are not included in the following examples. The following examples include, but are not limited to, investment advisory fees, fund accounting fees, fund administration fees, custody fees and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line for each of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	10/1/20	3/31/21	During the Period [1]
Osterweis Fund
Actual	$1,000.00	$1,184.60	$5.17
Hypothetical (5% annual return before expenses)	1,000.00	1,020.19	4.78

Strategic Income Fund
Actual	1,000.00	1,061.20	4.32
Hypothetical (5% annual return before expenses)	1,000.00	1,020.74	4.23

Strategic Investment Fund
Actual	1,000.00	1,160.50	6.25
Hypothetical (5% annual return before expenses)	1,000.00	1,019.15	5.84

Emerging Opportunity Fund
Actual	1,000.00	1,274.90	6.24
Hypothetical (5% annual return before expenses)	1,000.00	1,019.45	5.54

Total Return Fund
Actual	1,000.00	991.00	3.18
Hypothetical (5% annual return before expenses)	1,000.00	1,021.74	3.23

[1]
Expenses are equal to the annualized net expense ratio for the most recent six-month period.  The annualized six-month expense ratios for the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund, Osterweis Emerging Opportunity Fund and Osterweis Total Return Fund were 0.95%, 0.84%, 1.16%, 1.10% and 0.64% (reflecting fee waivers and recoupments in effect), respectively, multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period.

Osterweis Funds | Trustees and Executive Officers (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

		Term of		Number of
		Office(2)		Portfolios	Other
		and		in Fund	Directorships
	Positions	Length		Complex(3)	Held
Name, Address	with the	of Time	Principal Occupation	Overseen	During Past
and Age	Trust(1)	Served	During Past Five Years	by Trustees	Five Years
Independent Trustees of the Trust
Kathleen T. Barr	Trustee	Indefinite	Former owner of a registered investment		Independent
(born 1955)		Term; Since	adviser, Productive Capital Management, Inc.;		Director, Muzinich
c/o U.S. Bank Global		November	formerly, Chief Administrative Officer, Senior		BDC, Inc. (2019
Fund Services		2018.	Vice President and Senior Managing Director		to present);
2020 E. Financial Way			of Allegiant Asset Management Company		Independent
Suite 100			(merged with PNC Capital Advisors, LLC in 2009);		Trustee for the
Glendora, CA 91741			formerly, Chief Administrative Officer, Chief		William Blair
			Compliance Officer and Senior Vice President of		Funds (2013
			PNC Funds and PNC Advantage Funds (f/k/a		to present)
			Allegiant Funds) (registered investment companies).		(21 series);
Independent
Trustee for the
AmericaFirst
Quantitative Funds
(2012 to 2016).

Wallace L. Cook	Trustee	Indefinite	Investment Consultant; formerly, Chief Executive		Trustee, The Dana
(born 1939)		Term; Since	Officer, Rockefeller Trust Co., (prior thereto Senior		Foundation.
c/o U.S. Bank Global		May 1991.	Vice President), and Managing Director, Rockefeller
Fund Services			& Co. (Investment Manager and Financial Advisor);
2020 E. Financial Way			formerly, Senior Vice President, Norton Simon, Inc.
Suite 100			(international consumer products conglomerate).
Glendora, CA 91741

Eric W. Falkeis	Trustee	Indefinite	Chief Executive Officer, Tidal ETF Services LLC (2018		Independent
(born 1973)		Term; Since	to present); formerly, Chief Operating Officer,		Director, Muzinich
c/o U.S. Bank Global		September	Direxion Funds (2013 to 2018); formerly, Senior Vice		BDC, Inc. (2019
Fund Services		2011.	President and Chief Financial Officer (and other		to present);
2020 E. Financial Way	Chairperson	Indefinite	positions), U.S. Bancorp Fund Services, LLC		Interested Trustee,
Suite 100		Term; Since	(1997 to 2013).		Tidal ETF Trust
Glendora, CA 91741		August 2019.			(2018 to present)
(21 series); Former
Interested Trustee,
Direxion Funds
(22 series),
Direxion Shares
ETF Trust
(112 series) and
Direxion Insurance
Trust (2013
to 2018).

Osterweis Funds | Trustees and Executive Officers (Unaudited) (Continued)

		Term of		Number of
		Office(2)		Portfolios	Other
		and		in Fund	Directorships
	Positions	Length		Complex(3)	Held
Name, Address	with the	of Time	Principal Occupation	Overseen	During Past
and Age	Trust(1)	Served	During Past Five Years	by Trustees	Five Years
Independent Trustees of the Trust
Carl A. Froebel	Trustee	Indefinite	Formerly, President and Founder, National		None.
(born 1938)		Term; Since	Investor Data Services, Inc. (investment related
c/o U.S. Bank Global		May 1991.	computer software).
Fund Services
2020 E. Financial Way
Suite 100
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant; formerly, Executive Vice President,		Independent
(born 1950)		Term; Since	Investment Company Administration, LLC		Director, Muzinich
c/o U.S. Bank Global		May 1991.	(mutual fund administrator).		BDC, Inc. (2019
Fund Services					to present);
2020 E. Financial Way					Independent
Suite 100					Trustee, AMG
Glendora, CA 91741					Funds (1993
to present)
(49 series);
Advisory Board
Member,
Sustainable
Growth
Advisers, LP.

Ashi S. Parikh	Trustee	Indefinite	Investment professional; formerly, Chief Executive and		Board of Directors
(born 1966)		Term; Since	Chief Investment Officer and various other positions,		Member,
c/o U.S. Bank Global		June 2020	RidgeWorth Investments, LLC (global investment		Investment
Fund Services			management firm) (2006 to 2017); formerly, Chief		Working Group,
2020 E. Financial Way			Investment Officer Institutional Growth Equities,		The Ohio State
Suite 100			Eagle Asset Management (financial advisor); formerly		University
Glendora, CA 91741			Sr. Managing Director, Growth Equities, Banc One		Endowments and
			Investment Advisors (financial advisor).		Foundation (2016
to present); Board
of Directors, World
Methodist Council,
Investment
Committee (2018
to present).
Independent
Trustee, PNC
Funds (2018 to
2019) (32 series);
Interested Trustee,
RidgeWorth Funds
(2014 to 2017)
(35 series).

Osterweis Funds | Trustees and Executive Officers (Unaudited) (Continued)

		Term of		Number of
		Office(2)		Portfolios	Other
		and		in Fund	Directorships
	Positions	Length		Complex(3)	Held
Name, Address	with the	of Time	Principal Occupation	Overseen	During Past
and Age	Trust(1)	Served	During Past Five Years	by Trustees	Five Years
Officers of the Trust
Elaine E. Richards	President	Indefinite	Senior Vice President, U.S. Bank Global Fund	Not	Not
(born 1968)		Term; Since	Services since July 2007.	Applicable.	Applicable.
c/o U.S. Bank Global		March 2013.
Fund Services
2020 E. Financial Way
Suite 100
Glendora, CA 91741

Carl G. Gee, J.D.	Secretary	Indefinite	Assistant Vice President, U.S. Bank Global	Not	Not
(born 1990)	& Vice	Term; Since	Fund Services since August 2016; Summer	Applicable.	Applicable.
c/o U.S. Bank Global	President	February	Associate, Husch Blackwell LLP (2015);
Fund Services		2021.	Law Clerk, Brady Corporation (global printing
615 East Michigan St.			systems, labels and safety products
Milwaukee, WI 53202			company) (2014 to 2015).

Aaron J. Perkovich	Vice	Indefinite	Vice President, U.S. Bank Global Fund	Not	Not
(born 1973)	President	Term; Since	Services since June 2006.	Applicable.	Applicable.
c/o U.S. Bank Global		March 2017.
Fund Services	Treasurer	Indefinite
615 East Michigan St.		Term; Since
Milwaukee, WI 53202		August 2016.

Melissa Breitzman	Assistant	Indefinite	Assistant Vice President, U.S. Bank Global Fund	Not	Not
(born 1983)	Treasurer	Term; Since	Services LLC since June 2005.	Applicable.	Applicable.
c/o U.S. Bank Global		August 2016.
Fund Services
615 East Michigan St.
Milwaukee, WI 53202

Craig Benton	Assistant	Indefinite	Assistant Vice President, U.S. Bank Global Fund	Not	Not
(born 1985)	Treasurer	Term; Since	Services since November 2007.	Applicable.	Applicable.
c/o U.S. Bank Global		August 2016.
Fund Services
615 East Michigan St.
Milwaukee, WI 53202

Cory Akers	Assistant	Indefinite	Assistant Vice President, U.S. Bank Global Fund	Not	Not
(born 1978)	Treasurer	Term; Since	Services since October 2006.	Applicable.	Applicable.
c/o U.S. Bank Global		August 2017.
Fund Services
615 East Michigan St.
Milwaukee, WI 53202

Osterweis Funds | Trustees and Executive Officers (Unaudited) (Continued)

		Term of		Number of
		Office(2)		Portfolios	Other
		and		in Fund	Directorships
	Positions	Length		Complex(3)	Held
Name, Address	with the	of Time	Principal Occupation	Overseen	During Past
and Age	Trust(1)	Served	During Past Five Years	by Trustees	Five Years
Officers of the Trust
Donna Barrette	Chief	Indefinite	Senior Vice President and Compliance Officer,	Not	Not
(born 1966)	Compliance	Term; Since	U.S. Bank Global Fund Services	Applicable.	Applicable.
c/o U.S. Bank Global	Officer	July 2011.	since August 2004.
Fund Services	Anti-
615 East Michigan St.	Money
Milwaukee, WI 53202	Laundering
Officer
Vice
President

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
Under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 78 (or, in the case of a Trustee who was over the age of 78 at the time the retirement policy was adopted in 2019, December 31, 2021).

(3)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

Additional Information

Federal Tax Information (Unaudited)

For the fiscal year ended March 31, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 23%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Osterweis Fund	87.01%
Osterweis Strategic Income Fund	2.22%
Osterweis Strategic Investment Fund	25.57%
Osterweis Emerging Opportunity Fund	0.48%
Osterweis Total Return Fund	0.00%

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2021, was as follows:

Osterweis Fund	61.59%
Osterweis Strategic Income Fund	1.95%
Osterweis Strategic Investment Fund	22.24%
Osterweis Emerging Opportunity Fund	0.40%
Osterweis Total Return Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for the fiscal year ended March 31, 2021, was as follows (unaudited).

Osterweis Fund	0.00%
Osterweis Strategic Income Fund	0.00%
Osterweis Strategic Investment Fund	8.93%
Osterweis Emerging Opportunity Fund	100.00%
Osterweis Total Return Fund	60.60%

Information About Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge by calling toll-free at (866) 236-0050 or by accessing the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available upon request without charge by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov

Information About the Portfolio Holdings

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. The Funds’ Form N-PORT reports may also be obtained by calling toll-free (866) 236-0050.

Additional Information (Continued)

Householding

To reduce expenses, the Funds may mail only one copy of each Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call toll-free at (866) 236-0050 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

Information About the Funds Trustees

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 236-0050. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website at www.osterweis.com.

Osterweis Funds | Privacy Notice (Unaudited)

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and

• Information about your transactions with us or others.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. The Funds may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. The Funds will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentially.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisers
OSTERWEIS CAPITAL MANAGEMENT, INC.
OSTERWEIS CAPITAL MANAGEMENT, LLC
One Maritime Plaza, Suite 800
San Francisco, CA 94111

Distributor
QUASAR DISTRIBUTORS, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI 53202
(866) 236-0050

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Legal Counsel
SULLIVAN & WORCESTER LLP
1633 Broadway, 32nd Floor
New York, NY 10019

Fund Information

Fund	Symbol	CUSIP
Osterweis Fund	OSTFX	742935406
Osterweis Strategic Income Fund	OSTIX	742935489
Osterweis Strategic Investment Fund	OSTVX	74316J771
Osterweis Emerging Opportunity Fund	OSTGX	74316P744
Osterweis Total Return Fund	OSTRX	74316P736

OWRPANN – 0321

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Kathleen T. Barr, Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis, Steven J. Paggioli and Ashi S. Parikh and are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Osterweis Fund

	FYE 3/31/2021	FYE 3/31/2020
Audit Fees	$24,900	$24,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Osterweis Strategic Income Fund

	FYE 3/31/2021	FYE 3/31/2020
Audit Fees	$24,900	$24,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Osterweis Strategic Investment Fund

	FYE 3/31/2021	FYE 3/31/2020
Audit Fees	$22,350	$21,900
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Osterweis Emerging Opportunity Fund

	FYE 3/31/2021	FYE 3/31/2020
Audit Fees	$19,800	$19,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Osterweis Total Return Fund
	FYE 3/31/2021	FYE 3/31/2020
Audit Fees	$19,800	$19,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Osterweis Fund

Non-Audit Related Fees	FYE 3/31/2021	FYE 3/31/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Osterweis Strategic Income Fund

Non-Audit Related Fees	FYE 3/31/2021	FYE 3/31/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Osterweis Strategic Investment Fund

Non-Audit Related Fees	FYE 3/31/2021	FYE 3/31/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Osterweis Emerging Opportunity Fund

Non-Audit Related Fees	FYE 3/31/2021	FYE 3/31/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Osterweis Total Return Fund

Non-Audit Related Fees	FYE 3/31/2021	FYE 3/31/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed and annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Investments.

(a)  Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)  The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)  There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)  (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)  Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Professionally Managed Portfolios

By (Signature and Title)          /s/ Elaine E. Richards

Elaine E. Richards, President/Principal Executive Officer

Date   June 11, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)          /s/ Elaine E. Richards

Elaine E. Richards, President/Principal Executive Officer

Date   June 11, 2021

By (Signature and Title) )        /s/ Aaron J. Perkovich

Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date   June 11, 2021

* Print the name and title of each signing officer under his or her signature.